Quarterly Report | February 28, 2019

2019 1st Quarter Report Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
Midstream Energy Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseadvisors.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseadvisors.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Tortoise
2019 1st Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Table of contents

Letter to Stockholders	2	TPZ: Fund Focus	16
TYG: Fund Focus	4	Financial Statements	19
NTG: Fund Focus	7	Notes to Financial Statements	50
TTP: Fund Focus	10	Additional Information	67
NDP: Fund Focus	13

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise

2019 1st Quarter Report | February 28, 2019

Closed-end fund comparison
Name/Ticker	Primary focus	Structure	Total assets ($ millions)[1]	Portfolio mix by asset type[2]	Portfolio mix by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,210.8
Tortoise Midstream Energy Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,579.4
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$238.4
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$162.4
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$199.8

[1]	As of 3/31/2019
[2]	As of 2/28/2019

(unaudited)

Tortoise	1

Tortoise
First quarter 2019 report to closed-end fund stockholders

Dear stockholders,

The broader energy sector, as represented by the S&P Energy Select Sector® Index, was essentially flat for the first fiscal quarter ending Feb. 28, 2019, returning -0.4%. Despite the meager performance, the crude oil price backdrop improved with better supply and demand balance following the Organization of Petroleum Exporting Countries (OPEC) curtailment actions. Further, U.S. production across energy commodities increased leading to good midstream fundamentals. Those fundamentals combined with more structural clarity led to midstream performance diverging positively from that of broad and upstream energy.

Upstream

Performance of upstream oil and gas producers slipped in the first fiscal quarter with the Tortoise North American Oil and Gas Producers IndexSM returning -3.3%. Crude oil prices, represented by West Texas Intermediate (WTI), ended the fiscal quarter at the high price of $57.22 after beginning the fiscal year on Dec. 1, 2018 at $50.93 and hitting a low for the quarter of $42.33 in late December. The divergence in performance stemmed from investor doubts about producer capital expenditure levels in 2019.

U.S. crude oil production is expected to average 12.3 MMbbl/d in 2019 and 13.0 MMbbl/d in 2020, a big step up from the 9.4 MMbbl/d produced in 20171. As a consequence of this growth, net imports of crude oil and petroleum products are expected to continue falling and by the end of 2020, the U.S. Energy Information Administration predicts the U.S. will be a net exporter of these products. In its 5-year outlook, the International Energy Agency (IEA) highlighted that U.S. leadership in production growth is transforming global markets. IEA projects that by 2024 the U.S. will surpass Russia in volume of oil exported and match or even exceed the exports of Saudi Arabia. On the demand side, growth is expected to average 1.2 MMbbl/d per year for the next 5 years – a sufficient amount to match expected supply.

On near term supply, OPEC held a joint ministerial meeting and noted that compliance with the OPEC production target set in December increased to 90% in February, up from 83% the month prior. OPEC also noted it will maintain the current output reduction targets through June at which point it will make a decision on extending the curtailments until year end.

Natural gas prices decreased during the first fiscal quarter, opening the period at $4.61 per million British thermal units (MMBtu) before closing the quarter at $2.81. Prices peaked at $4.69 on Dec. 5, 2018 and troughed at $2.54 on Feb. 5, 2019. We expect to end the natural gas withdrawal season with inventories well below the five year average. Yet, with natural gas production expected to grow again and average 88.3 billion cubic feet per day (bcf/d) in 2019 and 91.9 bcf/d in 20202, we believe inventories are ample to meet domestic demand and LNG export needs. The U.S. became a net exporter of natural gas in 2017, the trend continued in 20183, and with more LNG liquefaction additions this year and next, net exports are set to increase.

Midstream

The Tortoise North American Pipeline IndexSM improved in the first fiscal quarter by 6.7% and the Tortoise MLP Index® by 3.2% for the same period. Fundamentals continue to show strength on the back of higher production. Partly due to greater need to export crude oil and natural gas, the organic growth opportunity for midstream companies is healthy. Our outlook for capital investments remains at approximately $124 billion for 2019 to 2021 in MLPs, pipelines and related organic projects.

With lower leverage and improved distribution coverage, there is opportunity to fund the equity portion of projects with discretionary cash flow. Additionally, private equity interest in midstream is poised to help fund larger projects. To illustrate, Targa Resources recently sold a 45% interest in its Bakken energy infrastructure assets to funds managed by GSO Capital Partners and Blackstone Tactical Opportunities for $1.6 billion. The transaction, valued at a 15x multiple of cash flow, assisted Targa Resources in meeting its 2019 equity needs and exemplifies how private equity investors are valuing the cash flows of energy infrastructure companies at a higher value than public investors.

Downstream

The electricity generation fuel mix has evolved over the past decade. There was a significant shift away from coal sourced electricity generation to natural gas and renewable generation, particularly wind and solar. Natural gas now garners the most market share for generation in the U.S. after many decades when coal generation dominated. This reduced CO2 emissions by 25% from the mid-2000s to 2018 with more anticipated progress through 20503. Wind and solar are increasingly attractive options for electricity generation due to expectations of lower costs, higher efficiencies, and improved battery storage technology.

(unaudited)

2	Tortoise

2019 1st Quarter Report | February 28, 2019

Regulatory updates

There are three regulatory items to note. Oil and gas legislation proposed in Colorado related to drilling setbacks passed the State Senate. We believe the legislation will increase local community control over the permitting process and setback requirements. Although change comes with uncertainty, our expectation is that increasing local control in areas where oil and gas operations are active will be a net positive. Secondly, the International Maritime Organization’s IMO 2020 regulation for a 0.5% global sulphur cap on fuel content draws closer. We expect it to be a tailwind beginning in late 2019 leading to strong distillate margins for refineries. Lastly, the Federal Energy Regulatory Commission (FERC) issued a Notice of Inquiry (NOI) to explore modifying the return on equity (ROE) for interstate oil and gas pipelines. Any changes would likely take effect next year. We don’t anticipate a material impact as most pipeline companies now operate under negotiated rates, with most rate cases settled without ROE specified.

Capital markets

Capital markets activity remained slow during the first fiscal quarter with MLPs and other pipeline companies raising approximately $6.6 billion in total capital, with virtually all of the issuance in debt.

Merger and acquisition activity among MLPs and other pipeline companies was light with no significant announced transactions and in total, less than $2 billion of activity for the fiscal quarter.

Concluding thoughts

The winds shifted positively for energy in the first fiscal quarter of 2019. With better crude oil prices and recent conveyance of capital discipline, producers are set to show higher corporate returns this year. While the 2019 energy production growth level might not be as robust as 2018, production is still expected to move materially higher this year. We expect midstream companies to benefit from this growth. In addition, the midstream sector adjustment to simpler companies with stronger balance sheets and little need for equity financing is largely complete. We think this bodes well for future performance.

Sincerely,

The Tortoise Energy Team

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1	Energy Information Administration, Short-Term Energy Outlook, March 2019
2	PIRA Natural Gas, EIA, Wood Mackenzie, BTU Analytics, IHS, EPD (Average)
3	EIA Annual Energy Outlook 2019

(unaudited)

Tortoise	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

Performance in the midstream energy sector improved in the first fiscal quarter. Average coverage ratios for the fund’s portfolio companies has increased from 1.38x in 3Q18 to 1.41x in 4Q18, comparatively this same ratio was 1.26x at 4Q17, while average leverage decreased from 3.86x in 3Q18 to 3.79x in 4Q18. With lower leverage and improved distribution coverage, the equity portion of projects can confidently be funded with discretionary cash flow. Since the fund’s inception, it has paid out more than $33 in cumulative distributions to stockholders. The fund’s market-based and NAV-based returns for the fiscal quarter ending Feb. 28, 2019 were 4.3% and 1.7%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 3.2% for the same period.

First fiscal quarter highlights
Distributions paid per share	$0.6550
Distribution rate (as of 2/28/2019)	11.4%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in February 2004	$33.7375
Market-based total return	4.3%
NAV-based total return	1.7%
Premium (discount) to NAV (as of 2/28/2019)	(1.4)%

Key asset performance drivers

Top five contributors	Company type	Performance driver
Western Gas Partners LP	Midstream gathering and processing company	Clarity on Colorado drilling legislation and close of LP/GP merger
Enterprise Products Partners, L.P	Midstream natural gas/natural gas liquids pipeline MLP	Strong Q4 earnings and $2B stock buyback announced
Tallgrass Energy LP	Midstream natural gas/natural gas liquids pipeline company	Market expectations for acquisition by private equity – which was confirmed post quarter
Buckeye Partners, L.P	Midstream refined product pipeline MLP	Clarity around and execution on strategic plan to reduce debt
Energy Transfer LP	Midstream natural gas/natural gas liquids pipeline company	Beat market’s high expectations for Q4 earnings and delivering on leverage reduction plan

Bottom five contributors	Company type	Performance driver
EQM Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline company	Regulatory hurdles with Mountain Valley Pipeline build
Antero Midstream Partners LP	Midstream gathering and processing company	Concern around parent (AR) reducing drilling activity
CNX Midstream Partners LP	Midstream gathering and processing company	Lowered 2019 guidance due to (CNX) reducing drilling activity
Targa Resources Corp.	Midstream gathering and processing company	Reduced 2019 guidance on Bakken asset sale and expectation for lower drilling activity
Andeavor Logistics LP	Midstream crude oil pipeline MLP	Market concern on metrics of potential merger with MLPX

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

4	Tortoise

2019 1st Quarter Report | February 28, 2019

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Over the long term, the fund expects to distribute substantially all of its distributable cash flow (DCF) to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Income from investments decreased approximately 3.4% as compared to 4th quarter 2018 primarily due to the impact of trading and M&A activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 9.7% during the quarter due to lower asset-based fees. Overall leverage costs decreased approximately 3.0% as compared to 4th quarter 2018 due to lower average leverage utilization during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 2.3% as compared to 4th quarter 2018. The fund paid a quarterly distribution of $0.655 per share, which was equal to the distribution paid in the prior quarter and 1st quarter 2018. The fund has paid cumulative distributions to stockholders of $33.7375 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). Income for DCF purposes is reduced by amortizing the cost of certain investments that may not have a residual value after a known time period and by distributions received from investments deemed to be return of principal. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2019 (in thousands):

1st Qtr 2019
Net Investment Loss, before Income Taxes	$(7,179)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	38,902
Other	704
DCF	$32,427

Leverage

The fund’s leverage utilization increased $27.0 million during 1st quarter 2019 and represented 31.9% of total assets at February 28, 2019. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 74% of the leverage cost was fixed, the weighted-average maturity was 3.7 years and the weighted-average annual rate on leverage was 3.80%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed.

Income taxes

During 1st quarter 2019, the fund’s deferred tax liability decreased by $0.6 million to $189.0 million, primarily as a result of an increase in value of its investment portfolio offset by potential future tax benefits obtained through renewable energy investments. The fund had net realized losses of $10.2 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results and recent tax reform, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2018				2019
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments	$43,107	$44,308	$46,231	$44,214	$43,148
Dividends paid in kind	910	850	879	113	115
Premiums on options written	11	—	5	1,258	793
Total from investments	44,028	45,158	47,115	45,585	44,056
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	5,487	5,091	5,496	5,392	4,849
Other operating expenses	430	431	442	438	415
	5,917	5,522	5,938	5,830	5,264
Distributable cash flow before leverage costs and current taxes	38,111	39,636	41,177	39,755	38,792
Leverage costs(2)	6,389	6,532	6,606	6,561	6,365
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$31,722	$33,104	$34,571	$33,194	$32,427

Net realized gain (loss), net of income taxes,
for the period	$7,427	$25,214	$55,082	$(45,158)	$(10,210)
As a percent of average total assets(5)
Total from investments	7.78%	8.11%	7.83%	7.91%	8.61%
Operating expenses before leverage costs and current taxes	1.04%	0.99%	0.99%	1.01%	1.03%
Distributable cash flow before leverage costs and current taxes	6.74%	7.12%	6.84%	6.90%	7.58%
As a percent of average net assets(5)
Total from investments	12.90%	13.80%	12.84%	12.90%	14.36%
Operating expenses before leverage costs and current taxes	1.73%	1.69%	1.62%	1.65%	1.72%
Leverage costs and current taxes	1.87%	2.00%	1.80%	1.86%	2.08%
Distributable cash flow	9.30%	10.11%	9.42%	9.39%	10.56%

Selected Financial Information
Distributions paid on common stock	$33,604	$34,474	$35,089	$35,131	$35,131
Distributions paid on common stock per share	0.6550	0.6550	0.6550	0.6550	0.6550
Total assets, end of period(6)	2,212,708	2,328,573	2,461,343	2,136,339	2,129,174
Average total assets during period(6)(7)	2,296,522	2,208,894	2,387,915	2,311,256	2,074,901
Leverage(8)	667,300	686,800	695,800	652,100	679,100
Leverage as a percent of total assets	30.2%	29.5%	28.3%	30.5%	31.9%
Net unrealized depreciation, end of period	(311,939)	(239,363)	(170,043)	(338,892)	(302,159)
Net assets, end of period	1,315,850	1,396,104	1,499,967	1,260,300	1,245,766
Average net assets during period(9)	1,383,798	1,298,263	1,455,299	1,417,581	1,243,981
Net asset value per common share	25.59	26.49	27.97	23.50	23.23
Market value per share	27.70	28.67	28.12	22.59	22.91
Shares outstanding (000’s)	51,416	52,698	53,635	53,635	53,635

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind, the net premiums on options written and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements, distributions received that are excluded for DCF purposes and amortization on certain investments.
(5)	Annualized.
(6)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(9)	Computed by averaging daily net assets within each period.

6	Tortoise

2019 1st Quarter Report | February 28, 2019

Tortoise
Midstream Energy Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in midstream energy equities that own and operate a network of pipeline and energy related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream energy equities, including MLPs benefiting from U.S. natural gas production and consumption expansion, with minimal direct commodity exposure.

Fund performance review

Performance in the midstream energy sector improved in the first fiscal quarter. Average coverage ratios for the fund’s portfolio companies has increased from 1.38x in 3Q18 to 1.39x in 4Q18, comparatively this same ratio was 1.25x at 4Q17, while average leverage decreased from 3.86x in 3Q18 to 3.82x in 4Q18. With lower leverage and improved distribution coverage, the equity portion of projects can confidently be funded with discretionary cash flow. The fund’s market-based and NAV-based returns for the fiscal quarter ending Feb. 28, 2019 were 2.6% and 2.0%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned 3.2% for the same period.

First fiscal quarter highlights
Distributions paid per share	$0.4225
Distribution rate (as of 02/28/2019)	12.4%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in July 2010	$14.1925
Market-based total return	2.6%
NAV-based total return	2.0%
Premium (discount) to NAV (as of 02/28/2019)	(4.7)%

Key asset performance drivers

Top five contributors	Company type	Performance driver
Western Gas Partners LP	Midstream gathering and processing MLP	Clarity on Colorado drilling legislation and close of LP/GP merger
Enterprise Products Partners L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Strong Q4 earnings and $2B stock buyback announced
Energy Transfer LP	Midstream natural gas/natural gas liquids pipeline company	Beat market’s high expectations for Q4 earnings and delivering on leverage reduction plan
Tallgrass Energy LP	Midstream natural gas/natural gas liquids pipeline company	Market expectations for acquisition by private equity – which was confirmed post quarter
Buckeye Partners, L.P	Midstream refined product pipeline MLP	Clarity around and execution on strategic plan to reduce debt

Bottom five contributors	Company type	Performance driver
EQM Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline company	Regulatory hurdles with Mountain Valley Pipeline build
Antero Midstream Partners LP	Midstream gathering and processing company	Concern around parent (AR) reducing drilling activity
CNX Midstream Partners LP	Midstream gathering and processing company	Lowered 2019 guidance due to (CNX) reducing drilling activity
Shell Midstream Partners LP	Midstream crude oil pipeline MLP	Lack of clarity regarding IDR elimination plan
Enlink Midstream Partners, LP	Midstream gathering and processing MLP	Concern around producers slowing drilling activity in Oklahoma

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	7

Tortoise
Midstream Energy Fund, Inc. (NTG) (continued)

Fund structure and distribution policy

The fund is structured as a corporation and is subject to federal and state income tax on its taxable income. The fund has adopted a distribution policy in which the Board of Directors considers many factors in determining distributions to stockholders. Over the long term, the fund expects to distribute substantially all of its distributable cash flow (DCF) to holders of common stock. The fund’s Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

DCF is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Income from investments decreased approximately 3.6% as compared to 4th quarter 2018 due primarily to the impact of trading and M&A activity within the fund’s portfolio as well as decreased premiums received on written covered call options. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 3.8% during the quarter due to lower asset-based fees. Leverage costs increased approximately 5.3% as compared to 4th quarter 2018 due to increased average leverage utilization during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 5.2% as compared to 4th quarter 2018. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and 1st quarter 2018. The fund has paid cumulative distributions to stockholders of $14.1925 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts may not be included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2019 (in thousands):

1st Qtr 2019
Net Investment Loss, before Income Taxes	$(6,070)
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	28,929
Other	673
DCF	$23,532

Leverage

The fund’s leverage utilization increased by $5.5 million during 1st quarter 2019 and represented 34.6% of total assets at February 28, 2019. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 74% of the leverage cost was fixed, the weighted-average maturity was 3.4 years and the weighted-average annual rate on leverage was 3.94%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Income taxes

During 1st quarter 2019, the fund’s deferred tax liability increased by $7.1 million to $75.3 million, primarily as a result of the increase in value of its investment portfolio. The fund had net realized losses of $29.9 million during the quarter. As of November 30, 2018, the fund had net operating losses of $55 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results and recent tax reform, please visit www.tortoiseadvisors.com.

(unaudited)

8	Tortoise

2019 1st Quarter Report | February 28, 2019

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2018				2019
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments	$26,429	$26,236	$31,413	$31,874	$31,399
Dividends paid in kind	546	621	644	68	69
Premiums on options written	—	—	—	1,254	542
Total from investments	26,975	26,857	32,057	33,196	32,010
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	3,294	3,054	3,251	3,264	3,145
Other operating expenses	316	321	330	352	334
	3,610	3,375	3,581	3,616	3,479
Distributable cash flow before leverage costs and current taxes	23,365	23,482	28,476	29,580	28,531
Leverage costs(2)	4,127	4,197	4,231	4,749	4,999
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$19,238	$19,285	$24,245	$24,831	$23,532

Net realized gain (loss), net of income taxes,
for the period	$(575)	$9,963	$41,385	$(4,243)	$(29,889)
As a percent of average total assets(5)
Total from investments	8.01%	8.29%	8.60%	8.38%	8.81%
Operating expenses before leverage costs and current taxes	1.07%	1.04%	0.96%	0.91%	0.96%
Distributable cash flow before leverage costs and current taxes	6.94%	7.25%	7.64%	7.47%	7.85%
As a percent of average net assets(5)
Total from investments	12.85%	13.99%	13.86%	13.08%	14.36%
Operating expenses before leverage costs and current taxes	1.72%	1.76%	1.55%	1.42%	1.56%
Leverage costs and current taxes	1.97%	2.19%	1.83%	1.87%	2.24%
Distributable cash flow	9.16%	10.04%	10.48%	9.79%	10.56%

Selected Financial Information
Distributions paid on common stock	$19,962	$19,997	$20,029	$26,705	$26,706
Distributions paid on common stock per share	0.4225	0.4225	0.4225	0.4225	0.4225
Total assets, end of period(6)	1,298,112	1,338,664	1,651,973	1,506,745	1,508,643
Average total assets during period(6)(7)	1,365,793	1,284,852	1,479,365	1,588,197	1,472,955
Leverage(8)	440,400	443,100	457,000	517,100	522,600
Leverage as a percent of total assets	33.9%	33.1%	27.7%	34.3%	34.6%
Net unrealized appreciation, end of period	70,322	114,138	150,762	23,424	75,853
Net assets, end of period	776,371	802,440	1,077,585	915,033	905,859
Average net assets during period(9)	851,387	761,577	917,409	1,018,337	903,917
Net asset value per common share	16.40	16.93	17.05	14.48	14.33
Market value per common share	17.54	18.40	16.27	13.72	13.66
Shares outstanding (000’s)	47,330	47,406	63,208	63,208	63,208

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.
(5)	Annualized.
(6)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(9)	Computed by averaging daily net assets within each period.

Tortoise	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

Performance in the midstream energy sector improved in the first fiscal quarter. The fund’s market-based and NAV-based returns for the fiscal quarter ending Feb. 28, 2019 were 4.9% and 2.8%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned 6.7% for the same period.

First fiscal quarter highlights
Distributions paid per share	$0.4075
Distribution rate (as of 02/28/2019)	11.1%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to
stockholders since inception in October 2011	$12.1350
Market-based total return	4.9%
NAV-based total return	2.8%
Premium (discount) to NAV (as of 02/28/2019)	(10.2)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. The notional amount of the fund’s covered calls averaged approximately 7% of total assets, and their out-of-the-money percentage at the time written averaged approximately 7% during the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Enbridge Inc.	Midstream crude oil pipeline company	Wide Canadian crude oil price differentials highlighting value of infrastructure
Tallgrass Energy LP	Midstream natural gas/natural gas liquids pipeline company	Market expectations for acquisition by private equity – which was confirmed post quarter
Plains GP Holdings, L.P	Midstream crude oil pipeline company	Expected crude oil production growth from Permian basin
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Natural gas liquids (NGL) volume growth benefitting integrated pipeline network
The Williams Companies, Inc.	Midstream gathering and processing company	Placed Atlantic Sunrise Project into service
Bottom five contributors	Company type	Performance driver
Equitrans Midstream Corporation	Midstream natural gas/natural gas liquids pipeline company	Regulatory uncertainty related to Mountain Valley Pipeline project
Targa Resources Corp.	Midstream gathering and processing company	Reduced 2019 guidance on Bakken asset sale and expectation for lower drilling activity
Enbridge Energy Management, LLC	Midstream crude oil pipeline company	Announced acquisition by Enbridge Inc.
Concho Resources Inc.	Upstream liquids producer	Announced larger than expected decrease in capital spending
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Higher leverage causing need for asset divestitures to fund capital projects

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

10	Tortoise

2019 1st Quarter Report | February 28, 2019

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. The fund distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (MLPs), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments decreased approximately 8.1% as compared to 4th quarter 2018, primarily due to trading and M&A activity within the fund’s portfolio. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 10.8% during the quarter, primarily due to lower asset-based fees. Leverage costs decreased 4.0% as compared to 4th quarter 2018 primarily as a result of a decrease in average leverage utilization during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 8.2% as compared to 4th quarter 2018. In addition, the fund had net realized losses on investments of $7.0 million during 1st quarter 2019. The fund paid a quarterly distribution of $0.4075 per share, which was unchanged over the prior quarter and 1st quarter 2018. The fund has paid cumulative distributions to stockholders of $12.135 per share since its inception in October 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2019 (in thousands):

1st Qtr 2019
Net Investment Loss	$(291)
Adjustments to reconcile to DCF:
Net premiums on options written	1,133
Distributions characterized as return of capital	2,505
Other	63
DCF	$3,410

Leverage

The fund’s leverage utilization decreased by $8.0 million during 1st quarter 2019 and represented 27.1% of total assets at February 28, 2019. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 71% of the leverage cost was fixed, the weighted-average maturity was 3.5 years and the weighted-average annual rate on leverage was 4.04%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed. During the quarter Series C Senior Notes with a notional amount of $6.0 million and a fixed interest rate of 3.49% matured and were refinanced by the issuance of Series H Senior Notes with a notional amount of $6.0 million and a fixed interest rate of 3.97%. Additionally, Series A mandatary redeemable preferred (MRP) Shares with a liquidation preference of $16.0 million and a fixed interest rate of 4.29% were redeemed in full and refinanced by the issuance of Series B MRP Shares with a liquidation preference of $16.0 million and a fixed interest rate of 4.57%.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2018				2019
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,498	$3,875	$3,716	$3,649	$3,617
Dividends paid in kind	397	480	497	422	53
Net premiums on options written	1,125	1,294	1,235	1,154	1,133
Total from investments	5,020	5,649	5,448	5,225	4,803
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	732	683	734	696	606
Other operating expenses	149	150	159	147	146
	881	833	893	843	752
Distributable cash flow before leverage costs	4,139	4,816	4,555	4,382	4,051
Leverage costs(2)	620	636	658	668	641
Distributable Cash Flow(3)	$3,519	$4,180	$3,897	$3,714	$3,410

Net realized gain (loss) on investments and foreign
currency translation, for the period	$532	$(1,118)	$826	$(596)	$(6,959)
As a percent of average total assets(4)
Total from investments	7.70%	9.03%	8.16%	8.29%	8.73%
Operating expenses before leverage costs	1.35%	1.33%	1.34%	1.34%	1.37%
Distributable cash flow before leverage costs	6.35%	7.70%	6.82%	6.95%	7.36%
As a percent of average net assets(4)
Total from investments	10.24%	12.65%	11.09%	11.43%	12.16%
Operating expenses before leverage costs	1.80%	1.87%	1.82%	1.84%	1.90%
Leverage costs	1.26%	1.42%	1.34%	1.46%	1.62%
Distributable cash flow	7.18%	9.36%	7.93%	8.13%	8.64%

Selected Financial Information
Distributions paid on common stock	$4,082	$4,081	$4,082	$4,082	$4,082
Distributions paid on common stock per share	0.4075	0.4075	0.4075	0.4075	0.4075
Total assets, end of period(5)	245,155	258,764	268,532	235,259	227,676
Average total assets during period(5)(6)	264,274	248,147	264,986	252,876	223,114
Leverage(7)	69,800	70,100	70,800	69,800	61,800
Leverage as a percent of total assets	28.5%	27.1%	26.4%	29.7%	27.1%
Net unrealized depreciation, end of period	(38,233)	(17,798)	(6,280)	(34,897)	(23,375)
Net assets, end of period	173,723	187,444	196,073	163,202	163,313
Average net assets during period(8)	198,872	177,138	194,846	183,386	160,184
Net asset value per common share	17.34	18.71	19.58	16.29	16.30
Market value per common share	16.93	17.36	17.73	14.33	14.63
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the dividends paid in stock and increased liquidation value, the premium on dividends paid in kind and amortization of debt issuance costs.
(4)	Annualized.
(5)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

12	Tortoise

2019 1st Quarter Report | February 28, 2019

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

Performance of upstream oil and gas producers improved in the first fiscal quarter. Crude oil prices, represented by West Texas Intermediate (WTI), ended the fiscal quarter at the high price of $57.22 after beginning the fiscal year on Dec. 1, 2018 at $50.93 and hitting a low for the quarter of $42.33 in late December. Natural gas prices decreased during most of the first fiscal quarter opening the period at $4.61 per million British thermal units (MMBtu) and quickly peaked at $4.69 on Dec. 5, 2018. Prices subsequently fell hitting the trough price of $2.54 on Feb. 5, 2019 and closing the period at $2.81. The fund’s market-based and NAV-based returns for the fiscal quarter ending Feb. 28, 2019 were -5.1% and -11.3%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned -3.3% for the same period.

First fiscal quarter highlights
Distributions paid per share	$0.4375
Distribution rate (as of 02/28/2019)	21.7%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share
to stockholders since inception in July 2012	$11.3750
Market-based total return	(5.1)%
NAV-based total return	(11.3)%
Premium (discount) to NAV (as of 2/28/2019)	6.7%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 77% of total assets and their out-of-the-money percentage at the time written averaged approximately 11% during the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Encana Corporation	Midstream gathering and processing company	Shareholder approval of acquisition of Newfield Exploration
Energy Transfer LP	Midstream natural gas/natural gas liquids pipeline company	Simplification transaction well received by the market
Devon Energy Corporation	Upstream oil and gas producer	Announced shift in strategy change along with increasing dividend and authorizing share buy-back program
Buckeye Partners, L.P.	Midstream refined product pipeline MLP	Bounce back after tax loss selling in December 2018
Targa Resources Corp. – Preferred Shares A	Midstream gathering and processing company	Preferred security that experienced less volatility than common stocks
Bottom five contributors	Company type	Performance driver
Antero Resources Corporation	Upstream liquids producer	Natural gas producer negatively impacted by declining natural gas prices
Carrizo Oil & Gas, Inc.	Upstream oil and natural gas producer	Announced significant rig reduction and decrease in capital spending
Concho Resources Inc.	Upstream liquids producer	Announced larger than expected decrease in capital spending
EOG Resources, Inc.	Upstream liquids producer	Awaiting company decision on allocating between dividend increases and share buybacks
Anadarko Petroleum Corporation	Upstream oil and natural gas producer	Concerns about the potential for new oil and gas drilling regulations in Colorado

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments decreased approximately 19.5% as compared to 4th quarter 2018, primarily due to lower income on premiums from covered call options. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 23.7% during the quarter due primarily to lower asset-based fees. Total leverage costs decreased approximately 23.7% as compared to 4th quarter 2018, primarily due to lower average leverage utilization during the quarter. As a result of the changes in income and expenses, DCF decreased by approximately 18.7% as compared to 4th quarter 2018. In addition, the fund had net realized losses on investments of $37.5 million during 1st quarter 2019.

The fund maintained its quarterly distribution of $0.4375 per share during 1st quarter 2019, which was equal to the distribution paid in the prior quarter and 1st quarter 2018. The fund has paid cumulative distributions to stockholders of $11.375 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2019 (in thousands):

1st Qtr 2019
Net Investment Loss	$(595)
Adjustments to reconcile to DCF:
Net premiums on options written	4,966
Distributions characterized as return of capital	904
DCF	$5,275

Leverage

The fund’s leverage utilization decreased $14.7 million as compared to 4th quarter 2018. The fund utilizes all floating rate leverage that had an interest rate of 3.29% and represented 27.1% of total assets at quarter-end. The fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

14	Tortoise

2019 1st Quarter Report | February 28, 2019

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2018				2019
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$1,453	$1,363	$1,139	$1,167	$1,250
Dividends paid in stock	194	221	229	152	—
Net premiums on options written	5,627	5,923	6,870	6,400	4,966
Total from investments	7,274	7,507	8,238	7,719	6,216
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	693	662	671	613	437
Other operating expenses	141	144	147	134	133
	834	806	818	747	570
Distributable cash flow before leverage costs	6,440	6,701	7,420	6,972	5,646
Leverage costs(2)	376	435	462	486	371
Distributable Cash Flow(3)	$6,064	$6,266	$6,958	$6,486	$5,275

Net realized gain (loss) on investments and foreign
currency translation, for the period	$5,881	$(16,976)	$6,433	$(2,031)	$(37,544)
As a percent of average total assets(4)
Total from investments	11.56%	12.33%	13.23%	13.91%	15.48%
Operating expenses before leverage costs	1.32%	1.32%	1.31%	1.35%	1.42%
Distributable cash flow before leverage costs	10.24%	11.01%	11.92%	12.56%	14.06%
As a percent of average net assets(4)
Total from investments	15.42%	17.01%	18.25%	19.29%	21.38%
Operating expenses before leverage costs	1.77%	1.83%	1.81%	1.87%	1.96%
Leverage costs	0.80%	0.99%	1.02%	1.21%	1.28%
Distributable cash flow	12.85%	14.19%	15.42%	16.21%	18.14%

Selected Financial Information
Distributions paid on common stock	$6,380	$6,391	$6,402	$6,414	$6,430
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	236,174	245,593	242,150	191,285	156,648
Average total assets during period(5)	255,282	241,582	246,956	222,541	162,807
Leverage(6)	68,000	65,800	65,200	57,100	42,400
Leverage as a percent of total assets	28.8%	26.8%	26.9%	29.9%	27.1%
Net unrealized depreciation, end of period	(41,518)	(4,811)	(15,314)	(50,328)	(28,074)
Net assets, end of period	166,253	176,262	172,423	132,488	111,490
Average net assets during period(7)	191,359	175,128	179,054	160,534	117,918
Net asset value per common share	11.38	12.18	11.76	9.02	7.57
Market value per common share	11.80	12.47	12.69	9.00	8.08
Shares outstanding (000’s)	14,607	14,633	14,660	14,696	14,733

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)

“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions the distributions paid in stock and the premium on dividends paid in kind.

(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

Performance in the midstream energy sector improved in the first fiscal quarter. The fund’s market-based and NAV-based returns for the fiscal year ending Feb. 28, 2019 were 6.9% and 4.6%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned -4.5% for the same period. The fund’s fixed income holdings outperformed its midstream energy equity holdings on a total return basis.

First fiscal quarter highlights
Monthly distributions paid per share	$0.1250
Distribution rate (as of 2/28/2019)	8.3%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2009	$15.6500
Market-based total return	6.9%
NAV-based total return	4.6%
Premium (discount) to NAV (as of 2/28/2019)	(11.3)%

*

The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Enbridge Inc.	Midstream crude oil pipeline company	Wide Canadian crude oil price differentials highlighting value of infrastructure
Tallgrass Energy LP	Midstream natural gas/natural gas liquids pipeline company	Market expectations for acquisition by private equity – which was confirmed post quarter
Enbridge Inc. (fixed income)	Midstream crude oil pipeline company	Wide Canadian crude oil price differentials highlighting value of infrastructure
Western Gas Partners LP	Midstream gathering and processing MLP	Clarity on Colorado drilling legislation and close of LP/GP merger
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Expected crude oil production growth from Permian basin
Bottom five contributors	Company type	Performance driver
Targa Resources Corp.	Midstream gathering and processing company	Reduced 2019 guidance on Bakken asset sale and expectation for lower drilling activity
Equitrans Midstream Corporation	Midstream natural gas/natural gas liquids pipeline company	Regulatory uncertainty related to Mountain Valley Pipeline project
Enbridge Energy Management, LLC	Midstream crude oil pipeline company	Announced acquisition by Enbridge Inc
SemGroup Corporation	Midstream crude oil pipeline company	Relatively high leverage
Dominion Resource, Inc.	Downstream power/utility company	Regulatory uncertainty related to Atlantic Coast Pipeline project

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

16	Tortoise

2019 1st Quarter Report | February 28, 2019

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund intends to distribute an amount closely approximating the total taxable income for the year and, if so determined by the Board, distribute all or a portion of the return of capital paid by portfolio companies during the year. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year to meet annual excise distribution requirements. The fund distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of the funds’ performance in the short term, the fund expects such distributions to correlate with its performance over time.

Distributable cash flow and distributions

Distributable cash flow (DCF) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (MLPs) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Income from investments decreased approximately 2.1% as compared to 4th quarter 2018. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 3.8% during the quarter due primarily to lower asset-based fees. Total leverage costs increased approximately 10.7% as compared to 4th quarter 2018, primarily due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF decreased approximately 3.7% as compared to 4th quarter 2018. In addition, the fund had net realized losses on investments of $0.5 million during 1st quarter 2019.

The fund paid monthly distributions of $0.125 per share during 1st quarter 2019, which was unchanged over the prior quarter and 1st quarter 2018. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 2nd quarter 2019. The fund has paid cumulative distributions to stockholders of $15.65 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (GAAP), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts may not be included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 1st quarter 2019 (in thousands):

1st Qtr 2019
Net Investment Income	$646
Adjustments to reconcile to DCF:
Distributions characterized as return of capital	1,528
Other	63
DCF	$2,237

Leverage

The fund’s leverage utilization was substantially unchanged as compared to 4th quarter 2018 and represented 27.5% of total assets at February 28, 2019. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 17% of the leverage cost was fixed, the weighted-average maturity was 0.6 years and the weighted-average annual rate on leverage was 3.11%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2018				2019
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Income from Investments
Interest earned on corporate bonds	$1,384	$1,345	$1,342	$1,369	$1,357
Distributions and dividends from investments,
net of foreign taxes withheld	1,653	1,727	1,713	1,654	1,841
Dividends paid in kind	268	333	348	284	39
Total from investments	3,305	3,405	3,403	3,307	3,237
Operating Expenses Before Leverage Costs
Advisory fees	481	463	481	473	447
Other operating expenses	130	137	142	137	140
	611	600	623	610	587
Distributable cash flow before leverage costs	2,694	2,805	2,780	2,697	2,650
Leverage costs(2)	320	343	358	373	413
Distributable Cash Flow(3)	$2,374	$2,462	$2,422	$2,324	$2,237
Net realized gain (loss) on investments and foreign
currency translation, for the period	$1,733	$2,220	$1,024	$3,996	$(520)
As a percent of average total assets(4)
Total from investments	6.62%	6.95%	6.68%	6.55%	6.85%
Operating expenses before leverage costs	1.22%	1.23%	1.22%	1.21%	1.24%
Distributable cash flow before leverage costs	5.40%	5.72%	5.46%	5.34%	5.61%
As a percent of average net assets(4)
Total from investments	8.78%	9.51%	9.06%	8.93%	9.54%
Operating expenses before leverage costs	1.62%	1.68%	1.66%	1.65%	1.73%
Leverage costs	0.85%	0.96%	0.95%	1.01%	1.22%
Distributable cash flow	6.31%	6.87%	6.45%	6.27%	6.59%

Selected Financial Information
Distributions paid on common stock	$2,607	$2,607	$2,606	$2,607	$2,607
Distributions paid on common stock per share	0.3750	0.3750	0.3750	0.3750	0.3750
Total assets, end of period	196,676	198,541	206,430	191,906	195,308
Average total assets during period(5)	202,425	194,244	201,985	200,269	191,512
Leverage(6)	49,200	51,200	53,200	53,400	53,800
Leverage as a percent of total assets	25.0%	25.8%	25.8%	27.8%	27.5%
Net unrealized appreciation, end of period	10,686	14,171	20,917	3,956	9,850
Net assets, end of period	143,808	146,649	152,418	137,325	140,763
Average net assets during period(7)	152,650	142,041	149,026	146,848	137,573
Net asset value per common share	20.69	21.10	21.93	19.76	20.25
Market value per common share	19.02	19.04	19.40	17.17	17.97
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)

“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the dividends paid in stock and increased liquidation value and the premium on dividends paid in kind; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.

(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

18	Tortoise

2019 1st Quarter Report | February 28, 2019

TYG Consolidated Schedule of Investments (unaudited)
February 28, 2019

	Shares	Fair Value
Master Limited Partnerships — 133.4%(1)
Crude Oil Pipelines — 21.9%(1)
United States — 21.9%(1)
Andeavor Logistics LP	2,822,546	$99,297,168
BP Midstream Partners LP(2)	248,258	4,068,949
PBF Logistics LP	546,987	11,946,196
Plains All American Pipeline, L.P.	4,541,990	106,010,047
Shell Midstream Partners, L.P.	2,875,216	51,408,862
		272,731,222
Natural Gas/Natural Gas Liquids Pipelines — 38.6%(1)
United States — 38.6%(1)
Energy Transfer LP(2)	14,421,526	213,294,366
Enterprise Products Partners L.P.	5,768,276	159,492,831
EQM Midstream Partners, LP	2,790,910	108,482,672
		481,269,869
Natural Gas Gathering/Processing — 25.4%(1)
United States — 25.4%(1)
Antero Midstream Partners LP	3,717,774	89,784,242
CNX Midstream Partners LP	2,266,153	35,148,033
DCP Midstream, LP	1,327,723	42,792,512
Noble Midstream Partners LP(2)	272,732	9,180,159
Western Midstream Partners, LP	4,165,540	139,378,986
		316,283,932
Refined Product Pipelines — 47.5%(1)
United States — 47.5%(1)
Buckeye Partners, L.P.	3,050,605	96,033,046
Holly Energy Partners, L.P.	2,837,758	82,777,401
Magellan Midstream Partners, L.P.	2,463,844	149,974,184
MPLX LP	3,901,626	129,377,918
NuStar Energy L.P.	2,247,359	58,229,072
Phillips 66 Partners LP	1,530,570	75,089,764
		591,481,385
Total Master Limited Partnerships
(Cost $1,515,345,753)		1,661,766,408

Common Stock — 25.5%(1)
Marine Transportation — 1.4%(1)
Monaco — 1.4%(1)
GasLog Partners LP	778,588	17,206,795
Natural Gas Gathering/Processing — 14.9%(1)
United States — 14.9%(1)
EnLink Midstream, LLC(2)	5,140,156	57,312,741
Targa Resources Corp.(2)	1,457,106	58,633,945
The Williams Companies, Inc.	2,624,695	70,053,110
		185,999,796
Natural Gas/Natural Gas Liquids Pipelines — 9.2%(1)
United States — 9.2%(1)
ONEOK, Inc.	734,248	47,182,776
Tallgrass Energy, LP	2,947,065	66,692,081
		113,874,857
Total Common Stock
(Cost $314,422,899)		317,081,448

See accompanying Notes to Financial Statements.

Tortoise	19

TYG Consolidated Schedule of Investments (unaudited) (continued)
February 28, 2019

	Shares	Fair Value
Preferred Stock — 7.7%(1)
Crude Oil Pipelines — 0.4%(1)
United States — 0.4%(1)
SemGroup Corporation, 7.000%(3)(4)(5)	6,277	$5,107,334
Natural Gas/Natural Gas Liquids Pipelines — 5.3%(1)
United States — 5.3%(1)
Crestwood Equity Partners LP, 9.25%	7,126,640	65,921,420
Natural Gas Gathering/Processing — 2.0%(1)
United States — 2.0%(1)
Targa Resources Corp., 9.500%(3)(4)	21,758	25,181,772
Total Preferred Stock
(Cost $90,934,487)		96,210,526

Private Investments — 2.9%(1)
Natural Gas/Natural Gas Liquids Pipelines — 1.5%(1)
United States — 1.5%(1)
MTP Energy KMAA LLC(3)(4)	N/A	18,820,343
Renewables — 1.4%(1)
United States — 1.4%(1)
TK NYS Solar Holdco, LLC(3)(4)(6)(7)	N/A	17,277,203
Total Private Investments
(Cost $75,261,329)		36,097,546

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Invesco Government & Agency Portfolio — Institutional Class,
2.30%(8) (Cost $110,579)	110,579	110,579
Total Investments — 169.5%(1)
(Cost $1,996,075,047)		2,111,266,507
Interest Rate Swap Contracts — 0.0%(1)
$10,000,000 notional — net unrealized appreciation(9)		15,132
Total Value of Options Written
(Premiums received $500,426)(10) — 0.0%(1)		(307,605)
Other Assets and Liabilities — 0.2%(1)		2,904,841
Deferred Tax Liability — (15.2)%(1)		(189,013,208)
Credit Facility Borrowings — (10.8)%(1)		(134,100,000)
Senior Notes — (30.5)%(1)		(380,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (13.2)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,245,765,667

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Restricted securities have a total fair value of $66,386,652, which represents 5.3% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(5)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(6)	Deemed to be an affiliate of the fund.
(7)	See Notes 7 and 13 to the financial statements for further disclosure.
(8)	Rate indicated is the current yield as of February 28, 2019.
(9)	See Schedule of Interest Rate Swap Contracts and Note 12 to the financial statements for further disclosure.
(10)	See Schedule of Options Written and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

20	Tortoise

2019 1st Quarter Report | February 28, 2019

NTG Schedule of Investments (unaudited)
February 28, 2019

	Shares	Fair Value
Master Limited Partnerships — 128.5%(1)
Crude Oil Pipelines — 25.2%(1)
United States — 25.2%(1)
Andeavor Logistics LP	2,148,431	$75,581,803
BP Midstream Partners LP(2)	284,174	4,657,612
Delek Logistics Partners, LP	287,927	8,960,288
PBF Logistics LP	558,002	12,186,764
Plains All American Pipeline, L.P.	3,133,427	73,134,186
Shell Midstream Partners, L.P.	2,985,199	53,375,358
		227,896,011
Natural Gas/Natural Gas Liquids Pipelines — 39.5%(1)
United States — 39.5%(1)
Energy Transfer LP(2)	10,396,099	153,758,301
Enterprise Products Partners L.P.	4,297,228	118,818,354
EQM Midstream Partners, LP	2,190,173	85,132,024
		357,708,679
Natural Gas Gathering/Processing — 25.5%(1)
United States — 25.5%(1)
Antero Midstream Partners LP	2,083,716	50,321,741
CNX Midstream Partners, LP	1,527,376	23,689,602
DCP Midstream, LP	1,305,845	42,087,384
Noble Midstream Partners LP(2)	73,915	2,487,979
Western Midstream Partners, LP	3,366,736	112,650,980
		231,237,686
Refined Product Pipelines — 38.3%(1)
United States — 38.3%(1)
Buckeye Partners, L.P.	1,864,308	58,688,416
Holly Energy Partners, L.P.	1,980,183	57,761,938
Magellan Midstream Partners, L.P.	1,028,705	62,617,273
MPLX LP	2,433,963	80,710,213
NuStar Energy L.P.	1,550,921	40,184,363
Phillips 66 Partners LP	956,959	46,948,409
		346,910,612
Total Master Limited Partnerships
(Cost $1,127,481,523)		1,163,752,988

Common Stock — 31.0%(1)
Marine Transportation — 1.3%(1)
Monaco — 1.3%(1)
GasLog Partners LP	524,765	11,597,306

Natural Gas Gathering/Processing — 17.4%(1)
United States — 17.4%(1)
EnLink Midstream, LLC(2)	5,251,167	58,550,510
Targa Resources Corp.(2)	783,617	31,532,749
The Williams Companies, Inc.	2,520,370	67,268,675
		157,351,934
Natural Gas/Natural Gas Liquids Pipelines — 12.3%(1)
United States — 12.3%(1)
ONEOK, Inc.	692,991	44,531,602
Tallgrass Energy, LP	2,970,456	67,221,419
		111,753,021
Total Common Stock
(Cost $278,481,397)		280,702,261

Preferred Stock — 6.9%(1)
Crude Oil Pipelines — 0.3%(1)
United States — 0.3%(1)
SemGroup Corporation, 7.000% (3)(4)(5)	3,763	3,061,797
Natural Gas Gathering/Processing — 1.6%(1)
United States — 1.6%(1)
Targa Resources Corp., 9.500% (3)(4)	12,252	14,179,937
Natural Gas/Natural Gas Liquids Pipelines — 5.0%(1)
United States — 5.0%(1)
Crestwood Equity Partners LP, 9.25%	4,898,611	45,312,152
Total Preferred Stock
(Cost $60,535,609)		62,553,886

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
First American Government Obligations Fund,
2.33%(6) (Cost $156,592)	156,592	156,592
Total Investments — 166.4%(1)
(Cost $1,466,655,121)		1,507,165,727
Total Value of Options Written
(Premiums received $300,213)(7) — (0.0)%(1)		(163,419)
Other Assets and Liabilities — (0.4)%(1)		(3,281,530)
Deferred Tax Liability — (8.3)%(1)		(75,261,725)
Credit Facility Borrowings — (8.7)%(1)		(78,600,000)
Senior Notes — (34.4)%(1)		(312,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (14.6)%(1)		(132,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$905,859,053

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Restricted securities have a total fair value of $17,241,734, which represents 1.9% of net assets. See Note 6 to the financial statements for further disclosure.
(4)

Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.

(5)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(6)	Rate indicated is the current yield as of February 28, 2019.
(7)	See Schedule of Options Written and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise	21

TTP Schedule of Investments (unaudited)
February 28, 2019

	Shares	Fair Value
Common Stock — 99.9%(1)
Marine Transportation — 1.5%(1)
Monaco — 1.5%(1)
GasLog Partners LP	111,052	$2,454,249
Crude Oil Pipelines — 40.1%(1)
Canada — 24.6%(1)
Gibson Energy Inc	188,122	3,043,518
Enbridge Inc.	629,779	23,295,526
Inter Pipeline Ltd.	434,018	6,978,852
Pembina Pipeline Corporation	187,888	6,876,163
United States — 15.5%(1)
Plains GP Holdings, L.P.	827,799	19,196,659
SemGroup Corporation	382,241	6,016,473
		65,407,191
Natural Gas Gathering/Processing — 19.1%(1)
United States — 19.1%(1)
EnLink Midstream, LLC	818,478	9,126,028
Targa Resources Corp.	280,249	11,277,220
The Williams Companies, Inc.	402,880	10,752,867
		31,156,115
Natural Gas/Natural Gas Liquids Pipelines — 28.4%(1)
Canada — 3.8%(1)
TransCanada Corporation	137,605	6,153,696
United States — 24.6%(1)
Equitrans Midstream Corporation	269,856	4,760,260
ONEOK, Inc.	316,118	20,313,743
Tallgrass Energy LP	670,935	15,183,259
		46,410,958
Oil and Gas Production — 10.8%(1)
United States — 10.8%(1)
Anadarko Petroleum Corporation(2)	17,700	769,950
Antero Resources Corporation(2)(3)	51,800	448,588
Cabot Oil & Gas Corporation(2)	38,300	942,946
Carrizo Oil & Gas, Inc.(2)(3)	18,300	200,934
Cimarex Energy Co.(2)	14,400	1,035,504
Concho Resources Inc.(2)(3)	15,700	1,727,000
Continental Resources, Inc.(2)(3)	17,700	789,597
Diamondback Energy, Inc.(2)	6,000	617,580
Encana Corporation(2)	76,950	557,888
EOG Resources, Inc.(2)	18,700	1,757,800
EQT Corporation(2)	30,700	556,284
Laredo Petroleum, Inc.(2)(3)	64,600	221,578
Noble Energy, Inc.(2)	28,700	635,705
Parsley Energy, Inc.(2)(3)	22,600	409,964
PDC Energy, Inc.(2)(3)	7,900	292,853
Pioneer Natural Resources Company(2)	6,100	859,795
Range Resources Corporation(2)	64,000	684,800
Viper Energy Partners LP(2)	101,400	3,337,074
WPX Energy, Inc.(2)(3)	149,900	1,849,766
		17,695,606
Total Common Stock
(Cost $185,645,182)		163,124,119

Master Limited Partnerships — 34.0%(1)
Crude Oil Pipelines — 4.5%(1)
United States — 4.5%(1)
Andeavor Logistics LP	58,053	2,042,305
BP Midstream Partners LP	33,891	555,473
Genesis Energy L.P.	46,531	1,002,743
PBF Logistics LP	62,131	1,356,941
Shell Midstream Partners, L.P.	132,089	2,361,751
		7,319,213
Natural Gas/Natural Gas Liquids Pipelines — 11.5%(1)
United States — 11.5%(1)
Energy Transfer LP	958,092	14,170,186
Enterprise Products Partners L.P.	145,209	4,015,029
EQM Midstream Partners, LP	16,045	623,669
		18,808,884
Natural Gas Gathering/Processing — 2.3%(1)
United States — 2.3%(1)
CNX Midstream Partners LP	60,605	939,984
DCP Midstream, LP	6,327	203,919
Western Midstream Partners, LP	77,060	2,578,420
		3,722,323
Refined Product Pipelines — 15.7%(1)
United States — 15.7%(1)
Buckeye Partners, L.P.	130,111	4,095,894
Holly Energy Partners, L.P.	168,476	4,914,445
Magellan Midstream Partners, L.P.	35,211	2,143,294
MPLX LP	245,647	8,145,655
NuStar Energy L.P.	135,021	3,498,394
Phillips 66 Partners LP	56,933	2,793,133
		25,590,815
Total Master Limited Partnerships
(Cost $56,880,317)		55,441,235

See accompanying Notes to Financial Statements.

22	Tortoise

2019 1st Quarter Report | February 28, 2019

TTP Schedule of Investments (unaudited) (continued)
February 28, 2019

	Shares	Fair Value
Preferred Stock — 4.7%(1)
Crude Oil Pipelines — 1.4%(1)
United States — 1.4%(1)
SemGroup Corporation., 7.000%(4)(5)(6)	2,877	$2,340,895
Natural Gas Gathering/Processing — 1.5%(1)
United States — 1.5%(1)
Targa Resources Corp., 9.500%(4)(5)	2,108	2,439,708
Power — 1.8%(1)
United States — 1.8%(1)
Sempra Energy, 6.000%, 01/15/2021	28,811	2,988,277
Total Preferred Stock
(Cost $7,463,902)		7,768,880

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
2.30%(7) (Cost $225,157)	225,157	225,157
Total Investments — 138.7%(1)
(Cost $250,214,558)		226,559,391
Total Value of Options Written
(Premiums received $384,369)(8) — (0.1)%(1)		(121,046)
Other Assets and Liabilities — (0.8)%(1)		(1,325,450)
Credit Facility Borrowings — (7.2)%(1)		(11,800,000)
Senior Notes — (20.8)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (9.8)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$163,312,895

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Restricted securities have a total fair value of $4,780,603, which represents 2.9% of net assets. See Note 6 to the financial statements for further disclosure.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(6)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(7)	Rate indicated is the current yield as of February 28, 2019.
(8)	See Schedule of Options Written and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise	23

NDP Schedule of Investments (unaudited)
February 28, 2019

	Shares	Fair Value
Common Stock — 135.2%(1)
Natural Gas/Natural Gas Liquids Pipelines — 0.1%(1)
United States — 0.1%(1)
Tallgrass Energy LP	6,688	$151,350
Oil and Gas Production — 135.1%(1)
United States — 135.1%(1)
Anadarko Petroleum Corporation(2)	164,000	7,134,000
Antero Resources Corporation(2)(3)	756,900	6,554,754
Apache Corp.(2)	96,800	3,211,824
Cabot Oil & Gas Corporation(2)	486,200	11,970,244
Carrizo Oil & Gas, Inc.(2)(3)	391,700	4,300,866
Centennial Resource
Development, Inc.(2)(3)	190,400	1,726,928
Cimarex Energy Co.(2)	53,500	3,847,185
Concho Resources Inc.(2)(3)	100,500	11,055,000
Continental Resources, Inc.(2)(3)	212,300	9,470,703
Devon Energy Corporation(2)	247,700	7,309,627
Diamondback Energy, Inc.(2)	69,700	7,174,221
Encana Corporation(2)	947,900	6,872,275
EOG Resources, Inc.(2)	74,300	6,984,200
EQT Corporation(2)	652,600	11,825,112
Laredo Petroleum, Inc.(2)(3)	417,200	1,430,996
Noble Energy, Inc.(2)	298,100	6,602,915
Parsley Energy, Inc.(2)(3)	344,900	6,256,486
PDC Energy, Inc.(2)(3)	85,200	3,158,364
Pioneer Natural Resources Company(2)	83,700	11,797,515
Range Resources Corporation(2)	614,900	6,579,430
SM Energy Company(2)	66,000	1,078,440
Viper Energy Partners LP(2)	142,000	4,673,220
Whiting Petroleum Corporation(2)(3)	112,200	2,734,314
WPX Energy, Inc.(2)(3)	551,800	6,809,212
		150,557,831
Total Common Stock
(Cost $180,706,789)		150,709,181
Master Limited Partnerships — 2.4%(1)
Crude Oil Pipelines — 0.2%(1)
United States — 0.2%(1)
PBF Logistics LP	9,599	209,643
Refined Product Pipelines — 2.2%(1)
United States — 2.2%(1)
Holly Energy Partners, L.P.	85,924	2,506,403
Total Master Limited Partnerships
(Cost $2,615,577)		2,716,046
Preferred Stock — 2.1%(1)
Natural Gas Gathering/Processing — 2.1%(1)
United States — 2.1%(1)
Targa Resources Corp., 9.500%(4)(5)
(Cost $1,575,441)	1,997	2,311,242

Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
Invesco Government & Agency Portfolio — Institutional Class,
2.30%(6) (Cost $211,529)	211,529	211,529
Total Investments — 139.9%(1)
(Cost $185,109,336)		155,947,998
Total Value of Options Written
(Premiums received $1,707,021)(7) — (0.6)%(1)		(633,475)
Other Assets and Liabilities — (1.3)%(1)		(1,424,857)
Credit Facility Borrowings — (38.0)%(1)		(42,400,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$111,489,666

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Restricted securities have a total fair value of $2,311,242, which represents 2.1% of net assets. See Note 6 to the financial statements for further disclosure.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(6)	Rate indicated is the current yield as of February 28, 2019.
(7)	See Schedule of Options Written and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

24	Tortoise

2019 1st Quarter Report | February 28, 2019

TPZ Schedule of Investments (unaudited)
February 28, 2019

	Principal Amount	Fair Value
Corporate Bonds — 69.8%(1)
Crude Oil Pipelines — 10.9%(1)
Canada — 5.6%(1)
Enbridge Inc.,
5.500%, 07/15/2077	$8,500,000	$7,856,949
United States — 5.3%(1)
SemGroup Corp.,
6.375%, 03/15/2025	6,000,000	5,655,000
SemGroup Corp.,
5.625%, 11/15/2023	2,000,000	1,870,000
		15,381,949
Natural Gas/Natural Gas Liquids Pipelines — 30.8%(1)
Canada — 5.5%(1)
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	6,755,000
TransCanada Corporation,
5.300%, 03/15/2077	1,000,000	930,000
United States — 25.3%(1)
Cheniere Corp.,
7.000%, 06/30/2024	4,000,000	4,430,000
Cheniere Corp.,
5.875%, 03/31/2025	2,000,000	2,130,020
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	2,000,000	2,002,220
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,538,019
Kinder Morgan, Inc.,
6.500%, 09/15/2020	4,000,000	4,194,780
Kinder Morgan, Inc.,
4.300%, 03/01/2028	3,000,000	3,033,159
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	2,000,000	2,004,850
NGPL PipeCo LLC,
4.875%, 08/15/2027(2)	2,000,000	2,011,876
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,597,294
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,273,824
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	1,261,364	1,216,622
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	2,970,000
Tallgrass Energy LP,
5.500%, 01/15/2028(2)	3,250,000	3,241,875
		43,329,539
Natural Gas Gathering/Processing — 13.4%(1)
United States — 13.4%(1)
Blue Racer Midstream, LLC,
6.625%, 07/15/2026(2)	5,900,000	6,018,000
Hess Infrastructure Partners,
5.625%, 02/15/2026(2)	4,160,000	4,180,800
The Williams Companies, Inc.,
7.875%, 09/01/2021	5,000,000	5,495,430
The Williams Companies, Inc.,
4.550%, 06/24/2024	3,000,000	3,102,779
		18,797,009
Oil and Gas Production — 3.8%(1)
United States — 3.8%(1)
Ascent Resources Utica Holdings, LLC,
10.000%, 04/01/2022(2)	1,302,000	1,402,905
Ascent Resources Utica Holdings, LLC,
7.000%, 11/01/2026(2)	2,000,000	1,930,000
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,025,422
		5,358,327
Power/Utility — 10.9%(1)
United States — 10.9%(1)
The AES Corporation,
5.500%, 04/15/2025	4,000,000	4,125,000
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,124,239
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,107,314
NextEra Energy, Inc.,
4.800%, 12/01/2077	4,500,000	3,937,500
NV Energy Inc.,
6.250%, 11/15/2020	1,000,000	1,051,403
Pattern Energy Group Inc.,
5.875%, 02/01/2024(2)	1,000,000	1,018,380
		15,363,836
Total Corporate Bonds
(Cost $98,129,746)		98,230,660

See accompanying Notes to Financial Statements.

Tortoise	25

TPZ Schedule of Investments (unaudited) (continued)
February 28, 2019

	Shares	Fair Value
Master Limited Partnerships — 32.4%(1)
Crude Oil Pipelines — 4.2%(1)
United States — 4.2%(1)
Andeavor Logistics LP	68,526	$2,410,745
BP Midstream Partners LP	25,000	409,750
PBF Logistics LP	72,237	1,577,656
Shell Midstream Partners, L.P.	89,044	1,592,107
		5,990,258
Natural Gas/Natural Gas Liquids Pipelines — 9.7%(1)
United States — 9.7%(1)
Energy Transfer LP	717,787	10,616,068
Enterprise Products Partners L.P.	98,682	2,728,557
EQM Midstream Partners, LP	8,010	311,349
		13,655,974
Natural Gas Gathering/Processing — 5.2%(1)
United States — 5.2%(1)
CNX Midstream Partners, LP	47,302	733,654
DCP Midstream, LP	59,580	1,920,263
Western Midstream Partners, LP	138,197	4,624,072
		7,277,989
Refined Product Pipelines — 13.3%(1)
United States — 13.3%(1)
Buckeye Partners, L.P.	88,546	2,787,428
Holly Energy Partners, L.P.	147,585	4,305,054
Magellan Midstream Partners, L.P.	36,250	2,206,538
MPLX LP	140,992	4,675,295
NuStar Energy L.P.	102,338	2,651,578
Phillips 66 Partners LP	41,654	2,043,545
		18,669,438
Total Master Limited Partnerships
(Cost $39,913,457)		45,593,659

Common Stock — 29.4%(1)
Crude Oil Pipelines — 10.6%(1)
United States — 10.6%(1)
Enbridge Inc.	220,733	8,164,915
Plains GP Holdings, L.P.	292,549	6,784,211
		14,949,126
Marine Transportation — 1.4%(1)
Monaco — 1.4%(1)
GasLog Partners LP	86,675	1,915,518
Natural Gas/Natural Gas Liquids Pipelines — 10.8%(1)
United States — 10.8%(1)
Equitrans Midstream Corporation	89,560	1,579,838
ONEOK, Inc.	69,117	4,441,458
Tallgrass Energy LP	408,782	9,250,737
		15,272,033
Natural Gas Gathering/Processing — 6.6%(1)
United States — 6.6%(1)
EnLink Midstream LLC	273,224	3,046,448
Targa Resources Corp.	154,583	6,220,420
		9,266,868
Total Common Stock
(Cost $37,888,411)		41,403,545

Preferred Stock — 5.7%(1)
Crude Oil Pipelines — 1.2%(1)
United States — 1.2%(1)
SemGroup Corporation,
7.000%(2)(3)(4)	2,120	1,724,956
Natural Gas Gathering/Processing — 1.4%(1)
United States — 1.4%(1)
Targa Resources Corp.,
9.500%(2)(3)	1,685	1,950,146
Power/Utility — 3.1%(1)
United States — 3.1%(1)
DTE Energy,
6.500%, 10/01/2019	39,600	2,193,444
Sempra Energy,
6.000%, 01/15/2021	21,189	2,197,723
		4,391,167
Total Preferred Stock
(Cost $7,602,200)		8,066,269

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Invesco Government & Agency Portfolio — Institutional Class,
2.30%(5) (Cost $115,089)	115,089	115,089
Total Investments — 137.4%(1)
(Cost $183,648,903)		193,409,222
Interest Rate Swap Contracts — 0.0%(1)
$9,000,000 notional — net unrealized appreciation(6)		77,323
Other Assets and Liabilities — 0.8%(1)		1,076,486
Credit Facility Borrowings — (38.2)%(1)		(53,800,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$140,763,031

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $36,439,982 which represents 25.9% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments, as more fully described in Note 2 to the financial statements.
(4)	Security distributions are paid-in-kind. Cash value of the 7.0% coupon is added to the liquidation preference of the preferred stock.
(5)	Rate indicated is the current yield as of February 28, 2019.
(6)	See Schedule of Interest Rate Swap Contracts and Note 12 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

26	Tortoise

2019 1st Quarter Report | February 28, 2019

Schedule of Interest Rate Swap Contracts (unaudited)
February 28, 2019

TYG
			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Appreciation
The Bank of Nova Scotia	09/02/2021	$10,000,000	2.381%	1-month U.S. Dollar LIBOR	$15,132

TPZ
			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TPZ	TPZ	Appreciation
Wells Fargo Bank, N.A.	11/29/2019	$6,000,000	1.330%	3-month U.S. Dollar LIBOR	$57,762
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.180%	3-month U.S. Dollar LIBOR	19,561
		$9,000,000			$77,323

See accompanying Notes to Financial Statements.

Tortoise	27

Schedule of Options Written (unaudited)
February 28, 2019

TYG
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
BP Midstream Partners LP	March 2019	$17.50	1,300	$2,275,000	$(26,000)
Energy Transfer LP	March 2019	16.00	12,068	19,308,800	(24,136)
EnLink Midstream LLC	March 2019	12.50	2,980	3,725,000	(14,900)
Noble Midstream Partners LP	March 2019	35.00	2,727	9,544,500	(212,706)
Targa Resources Corp.	March 2019	48.00	2,389	11,467,200	(29,863)
Total Value of Call Options Written (Premiums received $500,426)				$46,320,500	$(307,605)

NTG
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
BP Midstream Partners LP	March 2019	$17.50	2,841	$4,971,750	$(56,820)
Energy Transfer LP	March 2019	16.00	8,572	13,715,200	(17,144)
EnLink Midstream LLC	March 2019	12.50	2,120	2,650,000	(10,600)
Noble Midstream Partners LP	March 2019	35.00	739	2,586,500	(57,642)
Targa Resources Corp.	March 2019	48.00	1,697	8,145,600	(21,213)
Total Value of Call Options Written (Premiums received $300,213)				$32,069,050	$(163,419)

TTP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	March 2019	$46.00	177	$814,200	$(5,841)
Antero Resources Corporation	March 2019	9.80	518	507,640	(850)
Cabot Oil & Gas Corporation	March 2019	26.00	383	995,800	(5,745)
Carrizo Oil & Gas, Inc.	March 2019	13.15	183	240,645	(459)
Cimarex Energy Co.	March 2019	80.00	144	1,152,000	(2,160)
Concho Resources Inc.	March 2019	125.00	157	1,962,500	(2,355)
Continental Resources, Inc.	March 2019	49.00	177	867,300	(2,655)
Diamondback Energy, Inc.	March 2019	110.00	60	660,000	(3,300)
EOG Resources, Inc.	March 2019	105.00	187	1,963,500	(1,870)
Encana Corporation	March 2019	7.25	769	557,525	(20,694)
EQT Corporation	March 2019	20.00	307	614,000	(4,298)
Laredo Petroleum, Inc.	March 2019	3.81	646	246,126	(1,019)
Noble Energy, Inc.	March 2019	23.50	287	674,450	(5,870)
Parsley Energy, Inc.	March 2019	19.70	226	445,220	(3,322)
PDC Energy, Inc.	March 2019	40.00	79	316,000	(2,765)
Pioneer Natural Resources Company	March 2019	155.00	61	945,500	(1,525)
Range Resources Corporation	March 2019	11.00	637	700,700	(15,925)
Viper Energy Partners LP	March 2019	35.00	708	2,478,000	(14,160)
WPX Energy, Inc.	March 2019	13.00	1,499	1,948,700	(26,233)
Total Value of Call Options Written (Premiums received $384,369)				$18,089,806	$(121,046)

See accompanying Notes to Financial Statements.

28	Tortoise

2019 1st Quarter Report | February 28, 2019

Schedule of Options Written (unaudited) (continued)
February 28, 2019

NDP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	March 2019	$50.00	1,640	$8,200,000	$(4,920)
Antero Resources Corporation	March 2019	11.00	7,569	8,325,900	(2,656)
Apache Corp.	March 2019	37.00	260	962,000	(2,080)
Apache Corp.	March 2019	37.50	708	2,655,000	(4,248)
Cabot Oil & Gas Corporation	March 2019	27.50	4,862	13,370,500	(20,909)
Carrizo Oil & Gas, Inc.	March 2019	14.00	3,917	5,483,800	(19,585)
Centennial Resource Development, Inc.	March 2019	14.25	1,904	2,713,200	(1,138)
Cimarex Energy Co.	March 2019	80.00	133	1,064,000	(1,995)
Cimarex Energy Co.	March 2019	81.50	93	757,950	(1,225)
Cimarex Energy Co.	March 2019	83.40	309	2,577,060	(2,794)
Concho Resources Inc.	March 2019	135.00	1,005	13,567,500	(7,538)
Continental Resources, Inc.	March 2019	50.00	2,123	10,615,000	(21,230)
Devon Energy Corporation	March 2019	31.00	2,477	7,678,700	(74,310)
Diamondback Energy, Inc.	March 2019	115.00	697	8,015,500	(11,849)
Encana Corporation	March 2019	7.50	9,479	7,109,250	(255,087)
EOG Resources, Inc.	March 2019	109.00	743	8,098,700	(5,201)
EQT Corporation	March 2019	20.50	6,526	13,378,300	(50,938)
Laredo Petroleum, Inc.	March 2019	4.22	4,172	1,760,584	(3,121)
Noble Energy, Inc.	March 2019	26.25	2,981	7,825,125	(6,325)
Parsley Energy, Inc.	March 2019	20.60	3,449	7,104,940	(22,418)
PDC Energy, Inc.	March 2019	42.50	852	3,621,000	(11,991)
Pioneer Natural Resources Company	March 2019	160.00	837	13,392,000	(6,696)
Range Resources Corporation	March 2019	11.70	6,149	7,194,330	(60,036)
SM Energy Company	March 2019	20.85	660	1,376,100	(377)
Viper Energy Partners LP	March 2019	39.00	962	3,751,800	(4,810)
Whiting Petroleum Corporation	March 2019	32.00	1,122	3,590,400	(5,610)
WPX Energy, Inc.	March 2019	14.55	5,518	8,028,690	(24,388)
Total Value of Call Options Written (Premiums received $1,707,021)				$172,217,329	$(633,475)

See accompanying Notes to Financial Statements.

Tortoise	29

Statements of Assets & Liabilities (unaudited)
February 28, 2019

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Assets
Investments in unaffiliated securities at fair value(2)	$2,093,989,304	$1,507,165,727
Investments in affiliated securities at fair value(3)	17,277,203	—
Receivable for Adviser fee waiver	—	123,781
Receivable for investments sold	1,644,781	236,269
Unrealized appreciation of interest rate swap contracts, net	15,132	—
Dividends, distributions and interest receivable from investments	703,811	525,546
Current tax asset	14,881,316	1,880,857
Prepaid expenses and other assets	662,691	124,045
Total assets	2,129,174,238	1,510,056,225

Liabilities
Call options written, at fair value(4)	307,605	163,419
Payable to Adviser	3,247,685	2,303,642
Accrued directors’ fees and expenses	41,724	36,820
Payable for investments purchased	5,831,303	165,503
Distribution payable to common stockholders	1,539,862	—
Accrued expenses and other liabilities	5,940,342	4,511,884
Deferred tax liability	189,013,208	75,261,725
Credit facility borrowings	134,100,000	78,600,000
Senior notes, net(5)	379,455,508	311,653,925
Mandatory redeemable preferred stock, net(6)	163,931,334	131,500,254
Total liabilities	883,408,571	604,197,172
Net assets applicable to common stockholders	$1,245,765,667	$905,859,053

Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$53,635	$63,208
Additional paid-in capital	800,574,104	674,988,524
Total distributable earnings (loss)	445,137,928	230,807,321
Net assets applicable to common stockholders	$1,245,765,667	$905,859,053

Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	53,635,054	63,208,377
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$23.23	$14.33

(1) Consolidated Statement of Assets and Liabilities
(See Note 13 to the financial statements for further disclosure)
(2) Investments in unaffiliated securities at cost	$1,938,732,363	$1,466,655,121
(3) Investments in affiliated securities at cost	$57,342,684	$—
(4) Call options written, premiums received	$500,426	$300,213
(5) Deferred debt issuance and offering costs	$544,492	$346,075
(6) Deferred offering costs	$1,068,666	$499,746

See accompanying Notes to Financial Statements.

30	Tortoise

2019 1st Quarter Report | February 28, 2019

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$226,559,391	$155,947,998	$193,409,222
—	—	—
—	—	—
571,474	623,144	—
—	—	77,323
469,770	73,750	1,819,502
—	—	—
75,189	2,654	2,229
227,675,824	156,647,546	195,308,276

121,046	633,475	—
400,197	279,128	296,377
28,943	28,134	27,540
1,555,685	1,476,422	—
—	—	—
629,397	340,721	421,328
—	—	—
11,800,000	42,400,000	53,800,000
33,908,694	—	—
15,918,967	—	—
64,362,929	45,157,880	54,545,245
$163,312,895	$111,489,666	$140,763,031

$10,016	$14,733	$6,951
202,870,729	232,926,720	128,974,298
(39,567,850)	(121,451,787)	11,781,782
$163,312,895	$111,489,666	$140,763,031

100,000,000	100,000,000	100,000,000
10,016,413	14,732,857	6,951,333

$16.30	$7.57	$20.25

$250,214,558	$185,109,336	$183,648,903
$—	$—	$—
$384,369	$1,707,021	$—
$91,306	$—	$—
$81,033	$—	$—

See accompanying Notes to Financial Statements.

Tortoise	31

Statements of Operations (unaudited)
Period from December 1, 2018 through February 28, 2019

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$38,887,011	$26,161,018
Dividends and distributions from common stock	1,952,073	3,910,558
Dividends and distributions from preferred stock	2,021,186	1,325,082
Dividends and distributions from private investments	461,180	—
Less return of capital on distributions(2)	(38,902,171)	(28,929,305)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	4,419,279	2,467,353
Interest from corporate bonds	—	—
Dividends from money market mutual funds	1,410	1,544
Total Investment Income	4,420,689	2,468,897
Operating Expenses
Advisory fees	4,865,050	3,448,368
Administrator fees	121,071	113,150
Professional fees	97,723	68,871
Directors’ fees	44,414	38,181
Stockholder communication expenses	45,948	31,696
Custodian fees and expenses	21,669	15,703
Fund accounting fees	21,557	19,684
Registration fees	12,486	14,678
Stock transfer agent fees	3,533	5,045
Franchise fees	949	—
Other operating expenses	45,772	26,759
Total Operating Expenses	5,280,172	3,782,135
Leverage Expenses
Interest expense	4,447,123	3,622,420
Distributions to mandatory redeemable preferred stockholders	1,730,000	1,344,816
Amortization of debt issuance costs	102,344	61,622
Other leverage expenses	56,512	31,679
Total Leverage Expenses	6,335,979	5,060,537
Total Expenses	11,616,151	8,842,672
Less fees waived by Adviser (Note 4)	(16,438)	(303,806)
Net Expenses	11,599,713	8,538,866
Net Investment Income (Loss), before Income Taxes	(7,179,024)	(6,069,969)
Deferred tax benefit	1,260,177	1,082,511
Net Investment Income (Loss)	(5,918,847)	(4,987,458)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized loss on investments in unaffiliated securities	(14,112,973)	(39,373,960)
Net realized gain (loss) on options	781,387	526,913
Net realized gain on interest rate swap settlements	371	—
Net realized gain on foreign currency and translation of
other assets and liabilities denominated in foreign currency	—	—
Net realized loss, before income taxes	(13,331,215)	(38,847,047)
Current tax benefit	—	1,413,172
Deferred tax benefit	3,120,837	7,544,957
Net realized loss	(10,210,378)	(29,888,918)
Net unrealized appreciation of investments in unaffiliated securities	48,438,003	67,703,218
Net unrealized depreciation of investments in affiliated securities	(8,400,544)	—
Net unrealized appreciation (depreciation) of options	621,088	439,712
Net unrealized depreciation of interest rate swap contracts	(93,751)	—
Net unrealized appreciation of other assets and liabilities due to foreign currency translation	—	—
Net unrealized appreciation, before income taxes	40,564,796	68,142,930
Deferred tax expense	(3,831,695)	(15,713,760)
Net unrealized appreciation	36,733,101	52,429,170
Net Realized and Unrealized Gain (Loss)	26,522,723	22,540,252
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders
Resulting from Operations	$20,603,876	$17,552,794

(1)	Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).
(2)	Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

32	Tortoise

2019 1st Quarter Report | February 28, 2019

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$1,198,407	$783,816	$1,012,189
2,366,628	414,454	741,847
153,282	47,429	103,977
—	—	—
(2,505,540)	(904,025)	(1,527,784)
(102,617)	—	(18,386)
1,110,160	341,674	311,843
—	—	1,356,676
1,543	4,187	1,352
1,111,703	345,861	1,669,871

605,649	437,622	446,860
25,024	18,914	21,656
41,182	40,499	41,895
28,735	27,887	27,277
13,594	10,561	21,528
4,570	3,661	2,473
12,527	11,224	7,762
6,145	6,216	6,012
3,310	3,163	4,229
—	—	—
10,827	10,764	6,919
751,563	570,511	586,611

451,363	370,744	437,021
185,112	—	—
10,344	—	—
4,444	—	—
651,263	370,744	437,021
1,402,826	941,255	1,023,632
—	—	—
1,402,826	941,255	1,023,632
(291,123)	(595,394)	646,239
—	—	—
(291,123)	(595,394)	646,239

(6,963,126)	(37,543,983)	(519,546)
(79,308)	1,035,428	—
—	—	24,273

4,032	—	—
(7,038,402)	(36,508,555)	(495,273)
—	—	—
—	—	—
(7,038,402)	(36,508,555)	(495,273)
11,568,223	22,752,361	5,944,661
—	—	—
(49,672)	(498,436)	—
—	—	(51,307)
3,866	—	1,033
11,522,417	22,253,925	5,894,387
—	—	—
11,522,417	22,253,925	5,894,387
4,484,015	(14,254,630)	5,399,114

$4,192,892	$(14,850,024)	$6,045,353

See accompanying Notes to Financial Statements.

Tortoise	33

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.(1)		Tortoise Midstream Energy Fund, Inc.
	Period from		Period from
	December 1, 2018	Year Ended	December 1, 2018	Year Ended
	through	November 30,	through	November 30,
	February 28, 2019	2018	February 28, 2019	2018
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(5,918,847)	$(25,739,125)	$(4,987,458)	$(22,743,508)
Net realized gain (loss)	(10,210,378)	42,564,712	(29,888,918)	46,530,162
Net unrealized appreciation (depreciation)	36,733,101	79,528,704	52,429,170	(946,809)
Net increase (decrease) in net assets applicable
to common stockholders resulting
from operations	20,603,876	96,354,291	17,552,794	22,839,845
Distributions to Common Stockholders
From distributable earnings	—	—	—	—
From realized gains	—	—	—	—
From tax return of capital	(35,130,960)	(138,297,758)	(26,705,539)	(86,693,300)
Total distributions to common stockholders	(35,130,960)	(138,297,758)	(26,705,539)	(86,693,300)
Capital Stock Transactions
Proceeds from issuance of common shares
through offerings	—	114,529,368	—	230,973,008
Underwriting discounts and offering expenses
associated with the issuance of common stock	(6,953)	(349,970)	(21,176)	(8,891,735)
Issuance of common shares from reinvestment
of distributions to stockholders	—	6,535,303	—	2,720,036
Net increase (decrease) in net assets applicable
to common stockholders from capital stock
transactions	(6,953)	120,714,701	(21,176)	224,801,309
Total increase (decrease) in net assets applicable
to common stockholders	(14,534,037)	78,771,234	(9,173,921)	160,947,854
Net Assets
Beginning of period	1,260,299,704	1,181,528,470	915,032,974	754,085,120
End of period	$1,245,765,667	$1,260,299,704	$905,859,053	$915,032,974

Transactions in common shares
Shares outstanding at beginning of period	53,635,054	49,379,408	63,208,377	47,246,780
Shares issued through offerings	—	4,013,693	—	15,802,094
Shares issued through reinvestment of distributions	—	241,953	—	159,503
Shares outstanding at end of period	53,635,054	53,635,054	63,208,377	63,208,377

(1)	Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

34	Tortoise

2019 1st Quarter Report | February 28, 2019

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Period from		Period from		Period from
December 1, 2018	Year Ended	December 1, 2018	Year Ended	December 1, 2018	Year Ended
through	November 30,	through	November 30,	through	November 30,
February 28, 2019	2018	February 28, 2019	2018	February 28, 2019	2018
(unaudited)		(unaudited)		(unaudited)

$(291,123)	$(1,506,036)	$(595,394)	$(4,228,300)	$646,239	$1,683,994
(7,038,402)	(374,310)	(36,508,555)	3,657,227	(495,273)	9,007,176
11,522,417	(7,108,381)	22,253,925	(30,476,293)	5,894,387	(11,182,556)

4,192,892	(8,988,727)	(14,850,024)	(31,047,366)	6,045,353	(491,386)

(1,146,598)	(428,639)	—	—	—	(10,427,000)
—	—	—	—	(2,606,750)	—
(2,935,090)	(15,898,114)	(6,429,614)	(25,586,654)	—	—
(4,081,688)	(16,326,753)	(6,429,614)	(25,586,654)	(2,606,750)	(10,427,000)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	281,070	1,233,701	—	—

—	—	281,070	1,233,701	—	—

111,204	(25,315,480)	(20,998,568)	(55,400,319)	3,438,603	(10,918,386)

163,201,691	188,517,171	132,488,234	187,888,553	137,324,428	148,242,814
$163,312,895	$163,201,691	$111,489,666	$132,488,234	$140,763,031	$137,324,428

10,016,413	10,016,413	14,696,260	14,583,662	6,951,333	6,951,333
—	—	—	—	—	—
—	—	36,597	112,598	—	—
10,016,413	10,016,413	14,732,857	14,696,260	6,951,333	6,951,333

See accompanying Notes to Financial Statements.

Tortoise	35

Statements of Cash Flows (unaudited)
Period from December 1, 2018 through February 28, 2019

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$43,050,186	$31,118,084
Purchases of long-term investments	(178,614,021)	(122,619,435)
Proceeds from sales of long-term investments	155,253,236	120,141,753
Sales (purchases) of short-term investments, net	121,665	144,463
Call options written, net	810,371	476,582
Payments on interest rate swap contracts, net	371	—
Interest received on securities sold, net	—	—
Interest expense paid	(5,111,990)	(3,226,528)
Distributions to mandatory redeemable preferred stockholders	(3,460,000)	(1,347,498)
Other leverage expenses paid	—	(2,147)
Income taxes paid	(1,737)	—
Operating expenses paid	(5,449,955)	(3,380,971)
Net cash provided by operating activities	6,598,126	21,304,303
Cash Flows From Financing Activities
Advances (payments) on credit facilities, net	27,000,000	5,500,000
Debt issuance costs	—	(77,587)
Common stock issuance costs	(6,953)	(21,176)
Distributions paid to common stockholders	(33,591,173)	(26,705,540)
Net cash used in financing activities	(6,598,126)	(21,304,303)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

(1)	Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

36	Tortoise

2019 1st Quarter Report | February 28, 2019

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$3,742,996	$1,215,787	$2,986,429
(9,067,387)	(93,438,446)	(11,998,020)
19,243,500	113,779,634	11,937,879
(7,293)	100,456	155,986
(207,716)	335,459	—
—	—	24,273
—	—	106,216
(542,269)	(484,799)	(436,380)
(171,600)	—	—
—	—	—
—	—	—
(778,159)	(659,538)	(569,633)
12,212,072	20,848,553	2,206,750

(8,000,000)	(14,700,000)	400,000
(130,384)	—	—
—	—	—
(4,081,688)	(6,148,553)	(2,606,750)
(12,212,072)	(20,848,553)	(2,206,750)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise	37

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2018 through February 28, 2019

	Tortoise Energy	Tortoise
	Infrastructure	Midstream Energy
	Corp.(1)	Fund, Inc.
Reconciliation of net increase (decrease) in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	$20,603,876	$17,552,794
Adjustments to reconcile net increase (decrease) in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(161,201,141)	(122,784,938)
Proceeds from sales of long-term investments	156,898,017	120,378,022
Sales (purchases) of short-term investments, net	121,665	144,463
Call options written, net	810,371	476,582
Return of capital on distributions received	38,902,171	28,929,305
Deferred tax expense (benefit)	(549,319)	7,086,292
Net unrealized appreciation	(40,564,796)	(68,142,930)
Amortization of market premium, net	—	—
Net realized loss	13,331,586	38,847,047
Amortization of debt issuance costs	102,344	61,622
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(272,674)	(280,118)
Increase in current tax asset	(1,737)	(1,413,172)
(Increase) decrease in receivable for investments sold	(1,644,781)	(236,269)
Decrease in prepaid expenses and other assets	88,478	50,215
Increase (decrease) in payable for investments purchased	(17,412,880)	165,503
Increase (decrease) in payable to Adviser, net of fees waived	(282,003)	29,420
Increase (decrease) in accrued expenses and other liabilities	(2,331,051)	440,465
Total adjustments	(14,005,750)	3,751,509
Net cash provided by operating activities	$6,598,126	$21,304,303

Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$—	$—

(1)	Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

38	Tortoise

2019 1st Quarter Report | February 28, 2019

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$4,192,892	$(14,850,024)	$6,045,353

(9,685,398)	(94,914,868)	(11,550,742)
19,814,974	114,402,778	11,741,267
(7,293)	100,456	155,986
(207,716)	335,459	—
2,505,540	904,025	1,527,784
—	—	—
(11,522,417)	(22,253,925)	(5,894,387)
—	—	86,476
7,038,402	36,508,555	519,546
10,344	—	—

125,753	(34,099)	(191,486)
—	—	—
(571,474)	(623,144)	196,612
14,191	10,222	6,849
618,011	1,476,422	(447,278)
(56,223)	(120,067)	(16,883)
(57,514)	(93,237)	27,653
8,019,180	35,698,577	(3,838,603)
$12,212,072	$20,848,553	$2,206,750

$—	$281,070	$—

See accompanying Notes to Financial Statements.

Tortoise	39

TYG Financial Highlights

	Period from
	December 1, 2018
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$23.50	$23.93	$28.83	$29.28	$49.34	$43.36
Income (Loss) from Investment Operations
Net investment loss(2)	(0.11)	(0.49)	(0.65)	(0.78)	(0.62)	(0.66)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	0.50	2.59	(1.64)	2.94	(16.85)	9.01
Total income (loss) from investment
operations	0.39	2.10	(2.29)	2.16	(17.47)	8.35
Distributions to Common Stockholders
From return of capital	(0.66)	(2.62)	(2.62)	(2.62)	(2.59)	(2.38)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	(0.00)	0.09	0.01	0.01	(0.00)	0.01
Net Asset Value, end of period	$23.23	$23.50	$23.93	$28.83	$29.28	$49.34
Per common share market value,
end of period	$22.91	$22.59	$25.86	$30.63	$26.57	$46.10
Total investment return based on
market value(4)(5)	4.30%	(3.42)%	(7.49)%	26.21%	(37.86)%	(2.54)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,245,766	$1,260,300	$1,181,528	$1,412,274	$1,405,733	$2,369,068
Average net assets (000’s)	$1,243,981	$1,388,683	$1,406,724	$1,345,764	$1,974,038	$1,837,590
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.59%	1.58%	1.74%	1.74%	1.76%	1.65%
Other operating expenses	0.14	0.13	0.12	0.12	0.10	0.13
Total operating expenses,
before fee waiver	1.73	1.71	1.86	1.86	1.86	1.78
Fee waiver(7)	(0.01)	(0.04)	(0.00)	(0.01)	—	(0.00)
Total operating expenses	1.72	1.67	1.86	1.85	1.86	1.78
Leverage expenses	2.06	1.87	1.78	2.29	1.75	1.38
Income tax expense (benefit)(8)	(0.18)	(11.02)	(5.28)	4.64	(24.50)	7.81
Total expenses	3.60%	(7.48)%	(1.64)%	8.78%	(20.89)%	10.97%

See accompanying Notes to Financial Statements.

40	Tortoise

2019 1st Quarter Report | February 28, 2019

	Period from
	December 1, 2018
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015	2014
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(1.94)%	(1.89)%	(2.27)%	(2.83)%	(1.50)%	(1.33)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(1.93)%	(1.85)%	(2.27)%	(2.82)%	(1.50)%	(1.33)%
Portfolio turnover rate(4)	7.60%	17.96%	20.38%	24.23%	12.94%	15.33%
Credit facility borrowings,
end of period (000’s)	$134,100	$107,100	$112,700	$109,300	$66,000	$162,800
Senior notes, end of period (000’s)	$380,000	$380,000	$412,500	$442,500	$545,000	$544,400
Preferred stock, end of period (000’s)	$165,000	$165,000	$165,000	$165,000	$295,000	$224,000
Per common share amount of senior
notes outstanding, end of period	$7.08	$7.08	$8.35	$9.03	$11.35	$11.34
Per common share amount of net assets,
excluding senior notes, end of period	$30.31	$30.58	$32.28	$37.86	$40.63	$60.68
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(9)	$3,744	$3,926	$3,564	$3,858	$3,784	$4,667
Asset coverage ratio of senior notes and
credit facility borrowings(9)	374%	393%	356%	386%	378%	467%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(10)	$28	$29	$27	$30	$26	$35
Asset coverage ratio of preferred stock(10)	283%	293%	271%	297%	255%	354%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016, 2015 and 2014 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the underwriting and offering costs of less than $0.01, for the period from December 1, 2018 through February 28, 2019. Represents premium on shelf offerings of $0.10 per share, less the underwriting and offering costs of $0.01 per share, for the year ended November 30, 2018. Represents the premium on the shelf offerings of $0.01 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2017. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the years ended November 30, 2017 and 2014.
(8)	For the period from December 1, 2018 through February 28, 2019, TYG accrued $549,319 for net deferred income tax benefit. For the year ended November 30, 2018, TYG accrued $152,516,725 for net deferred income tax benefit, which included a deferred tax benefit of $125,271,378 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, TYG accrued $35,365,364 for current income tax expense and $109,662,030 for net deferred income tax benefit. For the year ended November 30, 2016, TYG accrued $57,075,786 for current income tax expense and $5,303,392 for net deferred income tax expense. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	41

NTG Financial Highlights

	Period from
	December 1, 2018
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$14.48	$15.96	$19.22	$18.65	$29.83	$28.00
Income (Loss) from Investment Operations
Net investment loss(2)	(0.08)	(0.43)	(0.42)	(0.46)	(0.32)	(0.54)
Net realized and unrealized gain (loss)
on investments(2)	0.35	1.36	(1.15)	2.72	(9.17)	4.06
Total income (loss) from investment
operations	0.27	0.93	(1.57)	2.26	(9.49)	3.52
Distributions to Common Stockholders
From return of capital	(0.42)	(1.69)	(1.69)	(1.69)	(1.69)	(1.69)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	—	(0.72)	—	(0.00)	(0.00)	—
Net Asset Value, end of period	$14.33	$14.48	$15.96	$19.22	$18.65	$29.83

Per common share market value,
end of period	$13.66	$13.72	$15.90	$18.90	$16.18	$27.97
Total investment return based on
market value(4)(5)	2.61%	(4.10)%	(7.67)%	27.99%	(37.08)%	9.08%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$905,859	$915,033	$754,085	$904,866	$876,409	$1,401,926
Average net assets (000’s)	$903,917	$887,014	$892,196	$862,527	$1,174,085	$1,404,751
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.55%	1.54%	1.61%	1.56%	1.56%	1.48%
Other operating expenses	0.15	0.15	0.14	0.16	0.12	0.10
Total operating expenses,
before fee waiver	1.70	1.69	1.75	1.72	1.68	1.58
Fee waiver	(0.14)	(0.09)	—	(0.01)	(0.09)	(0.16)
Total operating expenses	1.56	1.60	1.75	1.71	1.59	1.42
Leverage expenses	2.27	1.98	1.89	1.95	1.42	1.09
Income tax expense (benefit)(7)	2.55	(6.09)	(4.33)	7.25	(21.92)	7.04
Total expenses	6.38%	(2.51)%	(0.69)%	10.91%	(18.91)%	9.55%

See accompanying Notes to Financial Statements.

42	Tortoise

2019 1st Quarter Report | February 28, 2019

	Period from
	December 1, 2018
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015	2014
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(2.38)%	(2.65)%	(2.22)%	(2.53)%	(1.36)%	(1.97)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(2.24)%	(2.56)%	(2.22)%	(2.52)%	(1.27)%	(1.81)%
Portfolio turnover rate(4)	8.21%	13.67%	20.94%	35.47%	17.54%	18.09%
Credit facility borrowings,
end of period (000’s)	$78,600	$73,100	$49,800	$46,800	$62,800	$68,900
Senior notes, end of period (000’s)	$312,000	$312,000	$284,000	$284,000	$348,000	$348,000
Preferred stock, end of period (000’s)	$132,000	$132,000	$110,000	$110,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$4.94	$4.94	$6.01	$6.03	$7.40	$7.40
Per common share amount of net assets,
excluding senior notes, end of period	$19.27	$19.42	$21.97	$25.25	$26.05	$37.23
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$3,657	$3,719	$3,589	$4,068	$3,353	$4,579
Asset coverage ratio of senior notes and
credit facility borrowings(8)	366%	372%	359%	407%	335%	458%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$68	$69	$67	$76	$69	$94
Asset coverage ratio of preferred stock(9)	273%	277%	270%	305%	275%	377%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016, 2015, and 2014 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents the discounts on shares issued through rights offerings of $0.55, plus the underwriting and offering costs of $0.17 per share for the year ended November 30, 2018. Represents less than $0.01 per share for the years ended November 30, 2016 and 2015.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)

For the period from December 1, 2018 to February 28, 2019, NTG accrued $7,086,292 for net deferred income tax expense and $1,413,172 for current tax benefit. For the year ended November 30, 2018, NTG accrued $54,197,357 for net deferred income tax benefit, which included a deferred tax benefit of $47,436,124 due to the impact from the federal tax rate reduction related to the Tax Cuts and Jobs Act. For the year ended November 30, 2017, NTG accrued $440,504 for current income tax expense and $39,035,257 for net deferred income tax benefit. For the year ended November 30, 2016, NTG accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense.

(8)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(9)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	43

TTP Financial Highlights

	Period from
	December 1, 2018
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$16.29	$18.82	$23.42	$19.71	$35.04	$30.33
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.03)	(0.15)	(0.05)	0.04	0.22	0.08
Net realized and unrealized gain (loss)(2)	0.45	(0.75)	(2.92)	5.30	(13.60)	6.26
Total income (loss) from investment
operations	0.42	(0.90)	(2.97)	5.34	(13.38)	6.34
Distributions to Common Stockholders
From net investment income	(0.12)	(0.04)	(0.05)	(0.38)	(0.34)	(0.02)
From net realized gains from
investment transactions	—	—	(0.25)	(1.25)	(1.61)	(1.61)
From return of capital	(0.29)	(1.59)	(1.33)	—	—	—
Total distributions to common
stockholders	(0.41)	(1.63)	(1.63)	(1.63)	(1.95)	(1.63)
Net Asset Value, end of period	$16.30	$16.29	$18.82	$23.42	$19.71	$35.04

Per common share market value,
end of period	$14.63	$14.33	$17.01	$21.55	$17.47	$32.50
Total investment return based on
market value(3)(4)	4.90%	(7.03)%	(14.18)%	34.89%	(41.19)%	21.68%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$163,313	$163,202	$188,517	$234,539	$197,443	$350,975
Average net assets (000’s)	$160,184	$188,518	$219,359	$192,888	$292,473	$357,486
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.53%	1.51%	1.43%	1.48%	1.44%	1.37%
Other operating expenses	0.37	0.32	0.26	0.29	0.22	0.18
Total operating expenses,
before fee waiver	1.90	1.83	1.69	1.77	1.66	1.55
Fee waiver	—	—	(0.00)	(0.07)	(0.14)	(0.19)
Total operating expenses	1.90	1.83	1.69	1.70	1.52	1.36
Leverage expenses	1.65	1.40	1.06	1.23	0.93	0.75
Total expenses	3.55%	3.23%	2.75%	2.93%	2.45%	2.11%

See accompanying Notes to Financial Statements.

44	Tortoise

2019 1st Quarter Report | February 28, 2019

	Period from
	December 1, 2018
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015	2014
	(unaudited)
Ratio of net investment income (loss)
to average net assets before fee waiver(5)	(0.74)%	(0.80)%	(0.21)%	0.12%	0.60%	0.02%
Ratio of net investment income (loss)
to average net assets after fee waiver(5)	(0.74)%	(0.80)%	(0.21)%	0.19%	0.74%	0.21%
Portfolio turnover rate(3)	4.36%	14.27%	24.23%	90.22%	18.84%	18.45%
Credit facility borrowings,
end of period (000’s)	$11,800	$19,800	$19,300	$16,600	$16,900	$26,000
Senior notes, end of period (000’s)	$34,000	$34,000	$34,000	$34,000	$54,000	$49,000
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior
notes outstanding, end of period	$3.39	$3.39	$3.39	$3.39	$5.39	$4.89
Per common share amount of net assets,
excluding senior notes, end of period	$19.69	$19.68	$22.21	$26.81	$25.10	$39.93
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(6)	$4,915	$4,331	$4,837	$5,951	$4,010	$5,893
Asset coverage ratio of senior notes and
credit facility borrowings(6)	492%	433%	484%	595%	401%	589%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(7)	$91	$83	$93	$113	$82	$121
Asset coverage ratio of preferred stock(7)	364%	334%	372%	452%	327%	486%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016, 2015, and 2014 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(5)	Annualized for periods less than one full year.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	45

NDP Financial Highlights

	Period from
	December 1, 2018
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$9.02	$12.88	$16.95	$15.53	$22.76	$26.49
Income (Loss) from Investment Operations
Net investment loss(2)	(0.04)	(0.29)	(0.20)	(0.12)	(0.10)	(0.12)
Net realized and unrealized gain (loss)(2)	(0.97)	(1.82)	(2.12)	3.29	(5.38)	(1.86)
Total income (loss) from investment
operations	(1.01)	(2.11)	(2.32)	3.17	(5.48)	(1.98)
Distributions to Common Stockholders
From net investment income(3)	—	—	—	—	(0.00)	(0.00)
From net realized gains from
investment transactions	—	—	—	—	—	(1.66)
From return of capital	(0.44)	(1.75)	(1.75)	(1.75)	(1.75)	(0.09)
Total distributions to common
stockholders	(0.44)	(1.75)	(1.75)	(1.75)	(1.75)	(1.75)
Net Asset Value, end of period	$7.57	$9.02	$12.88	$16.95	$15.53	$22.76
Per common share market value,
end of period	$8.08	$9.00	$12.39	$15.85	$13.18	$21.29
Total investment return based on
market value(4)(5)	(5.11)%	(15.10)%	(11.04)%	36.27%	(31.05)%	(5.16)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$111,490	$132,488	$187,889	$246,088	$225,410	$330,458
Average net assets (000’s)	$117,918	$176,481	$209,940	$212,528	$288,672	$413,380
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.50%	1.50%	1.43%	1.42%	1.33%	1.25%
Other operating expenses	0.46	0.32	0.26	0.29	0.21	0.16
Total operating expenses,
before fee waiver	1.96	1.82	1.69	1.71	1.54	1.41
Fee waiver	—	—	(0.01)	(0.13)	(0.13)	(0.17)
Total operating expenses	1.96	1.82	1.68	1.58	1.41	1.24
Leverage expenses	1.28	0.99	0.56	0.37	0.21	0.14
Total expenses	3.24%	2.81%	2.24%	1.95%	1.62%	1.38%

See accompanying Notes to Financial Statements.

46	Tortoise

2019 1st Quarter Report | February 28, 2019

	Period from
	December 1, 2018
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015	2014
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(2.05)%	(2.40)%	(1.41)%	(0.98)%	(0.61)%	(0.61)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(2.05)%	(2.40)%	(1.40)%	(0.85)%	(0.48)%	(0.44)%
Portfolio turnover rate(4)	58.36%	143.77%	64.88%	47.03%	15.63%	43.21%
Credit facility borrowings,
end of period (000’s)	$42,400	$57,100	$64,500	$63,800	$61,800	$56,200
Asset coverage, per $1,000 of principal
amount of credit facility borrowings(7)	$3,629	$3,320	$3,913	$4,857	$4,647	$6,880
Asset coverage ratio of credit
facility borrowings(7)	363%	332%	391%	486%	465%	688%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016, 2015, 2014 and 2013 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	47

TPZ Financial Highlights

	Period from
	December 1, 2018
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015	2014
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$19.76	$21.33	$23.89	$21.23	$31.08	$28.12
Income (loss) from Investment Operations
Net investment income(2)	0.09	0.24	0.59	0.71	0.88	0.81
Net realized and unrealized gain (loss)(2)	0.77	(0.31)	(1.65)	3.49	(7.87)	3.65
Total income (loss) from investment
operations	0.86	(0.07)	(1.06)	4.20	(6.99)	4.46
Distributions to Common Stockholders
From net investment income	—	(1.50)	(1.04)	(1.29)	(0.91)	(0.90)
From net realized gains from
investment transactions	(0.37)	—	(0.36)	(0.25)	(1.95)	(0.60)
From return of capital	—	—	(0.10)	—	—	—
Total distributions to common
stockholders	(0.37)	(1.50)	(1.50)	(1.54)	(2.86)	(1.50)
Net Asset Value, end of period	$20.25	$19.76	$21.33	$23.89	$21.23	$31.08

Per common share market value,
end of period	$17.97	$17.17	$19.94	$21.43	$18.53	$26.90
Total investment return based on
market value(3)(4)	6.86%	(6.82)%	(0.27)%	25.57%	(22.54)%	14.94%
Total investment return based on
net asset value(3)(5)	4.64%	0.24%	(4.31)%	22.18%	(23.19)%	16.84%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$140,763	$137,324	$148,243	$166,073	$147,563	$216,048
Average net assets (000’s)	$137,573	$147,616	$162,708	$146,274	$187,752	$208,698
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.32%	1.29%	1.25%	1.27%	1.20%	1.12%
Other operating expenses	0.41	0.37	0.31	0.39	0.31	0.26
Total operating expenses,
before fee waiver	1.73	1.66	1.56	1.66	1.51	1.38
Fee waiver	—	—	—	—	(0.01)	(0.07)
Total operating expenses	1.73	1.66	1.56	1.66	1.50	1.31
Leverage expenses	1.29	0.98	0.59	0.44	0.26	0.19
Current foreign tax expense(7)	—	—	—	—	—	—
Total expenses	3.02%	2.64%	2.15%	2.10%	1.76%	1.50%

See accompanying Notes to Financial Statements.

48	Tortoise

2019 1st Quarter Report | February 28, 2019

	Period from
	December 1, 2018
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 28,	November 30,	November 30,	November 30,	November 30,	November 30,
	2019	2018	2017	2016	2015	2014
	(unaudited)
Ratio of net investment income to
average net assets before fee waiver(6)	1.91%	1.14%	2.51%	3.39%	3.25%	2.62%
Ratio of net investment income to
average net assets after fee waiver(6)	1.91%	1.14%	2.51%	3.39%	3.26%	2.69%
Portfolio turnover rate(3)	6.10%	31.41%	30.86%	40.61%	30.99%	18.39%
Credit facility borrowings,
end of period (000’s)	$53,800	$53,400	$53,400	$50,600	$49,900	$42,400
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$3,616	$3,572	$3,776	$4,282	$3,957	$6,095
Asset coverage ratio of senior notes
and credit facility borrowings(7)	362%	357%	378%	428%	396%	610%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016, 2015 and 2014 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	49

Notes to Financial Statements (unaudited)
February 28, 2019

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise Midstream Energy Fund, Inc. (“NTG”) (formerly Tortoise MLP Fund, Inc.), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the most recent high bid and most recent low ask prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates fair value. The securities are categorized as level 2 in the fair value hierarchy.

50	Tortoise

2019 1st Quarter Report | February 28, 2019

Notes to Financial Statements (unaudited) (continued)

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 28, 2019. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,661,766,408	$—	$—	$1,661,766,408
Common Stock(a)	317,081,448	—	—	317,081,448
Preferred Stock(a)	65,921,420	—	30,289,106	96,210,526
Private Investments(a)	—	—	36,097,546	36,097,546
Short-Term Investment(b)	110,579	—	—	110,579
Total Investments	2,044,879,855	—	66,386,652	2,111,266,507
Interest Rate Swap Contracts	—	15,132	—	15,132
Total Assets	$2,044,879,855	$15,132	$66,386,652	$2,111,281,639
Liabilities
Written Call Options	$307,605	$—	$—	$307,605

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,163,752,988	$—	$—	$1,163,752,988
Common Stock(a)	280,702,261	—	—	280,702,261
Preferred Stock(a)	45,312,152	—	17,241,734	62,553,886
Short-Term Investment(b)	156,592	—	—	156,592
Total Assets	$1,489,923,993	$—	$17,241,734	$1,507,165,727
Liabilities
Written Call Options	$163,419	$—	$—	$163,419

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$163,124,119	$—	$—	$163,124,119
Master Limited Partnerships(a)	55,441,235	—	—	55,441,235
Preferred Stock(a)	2,988,277	—	4,780,603	7,768,880
Short-Term Investment(b)	225,157	—	—	225,157
Total Assets	$221,778,788	$—	$4,780,603	$226,559,391
Liabilities
Written Call Options	$88,832	$32,214	$—	$121,046

Tortoise	51

Notes to Financial Statements (unaudited) (continued)

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$150,709,181	$—	$—	$150,709,181
Master Limited Partnerships(a)	2,716,046	—	—	2,716,046
Preferred Stock(a)	—	—	2,311,242	2,311,242
Short-Term Investment(b)	211,529	—	—	211,529
Total Assets	$153,636,756	$—	$2,311,242	$155,947,998
Liabilities
Written Call Options	$170,072	$463,403	$—	$633,475

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$98,230,660	$—	$98,230,660
Master Limited Partnerships(a)	45,593,659	—	—	45,593,659
Common Stock(a)	41,403,545	—	—	41,403,545
Preferred Stock(a)	4,391,167	—	3,675,102	8,066,269
Short-Term Investment(b)	115,089	—	—	115,089
Total Investments	91,503,460	98,230,660	3,675,102	193,409,222
Interest Rate Swap Contracts	—	77,323	—	77,323
Total Assets	$91,503,460	$98,307,983	$3,675,102	$193,486,545

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Funds utilize the beginning of reporting period method for determining transfers between levels. There were no transfers to or from level 3 during the period ended February 28, 2019.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 28, 2019:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$29,426,431	$16,777,343	$4,909,451	$2,178,123	$3,761,271
Purchases	—	—	—	—	—
Return of capital	(364,139)	(205,047)	(35,279)	(33,421)	(28,200)
Sales	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—
Change in unrealized gain/loss	1,226,814	669,438	(93,569)	166,540	(57,969)
Balance — end of period	$30,289,106	$17,241,734	$4,780,603	$2,311,242	$3,675,102

Private Investments	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$36,836,183	$—	$—	$—	$—
Purchases	6,604,278	—	—	—	—
Return of capital	(368,944)	—	—	—	—
Sales	—	—	—	—	—
Total realized gain/loss	—	—	—	—	—
Change in unrealized gain/loss	(6,973,971)	—	—	—	—
Balance — end of period	$36,097,546	$—	$—	$—	$—

	TYG	NTG	TTP	NDP	TPZ
Change in unrealized gain/loss on
investments still held at February 28, 2019	$(5,747,157)	$669,438	$(93,569)	$166,540	$(57,969)

52	Tortoise

2019 1st Quarter Report | February 28, 2019

Notes to Financial Statements (unaudited) (continued)

The Funds own units of preferred stock of Targa Resources Corp. (“TRGP Pfd”) that were issued in a private placement transaction that closed on March 16, 2016. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years.

TYG, NTG, TTP, and TPZ own units of preferred stock of SemGroup Corporation (“SEMG Pfd”) that were issued in a private placement transaction that closed on January 19, 2018. The preferred stock provides the purchaser an option to convert into common stock after 18 months at a price of $33.00 per share. In addition, the issuer can force conversion to common stock after 3 years at a price of $47.85 per share.

A lattice model is being utilized to determine fair value of the level 3 preferred stock. The Funds estimate future volatility of the underlying common stock price and the discount rate to apply to expected future cash flows. Unobservable inputs used to determine the discount rate include an illiquidity spread due to the shares being issued in the private market and a seniority spread due to the purchased private preferred units being lower in the capital structure than the issuer’s public preferred stock. An increase (decrease) in the illiquidity spread or seniority spread would lead to a corresponding decrease (increase) in fair value of the preferred stock. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the preferred stock.

TYG is a minority owner of a private investment, MTP Energy KMAA, LLC, which represents an indirect interest in Tallgrass Energy, LP. An illiquidity discount is being applied to publicly traded Tallgrass Energy, LP units to determine the fair value of the private investment.

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of February 28, 2019:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ
Preferred Stock	$30,289,106	$17,241,734	$4,780,603	$2,311,242	$3,675,102
Private Investments	$36,097,546	$—	$—	$—	$—

Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Preferred Stock (TRGP Pfd)	Lattice model	Illiquidity spread	1.25%
Preferred Stock (TRGP Pfd)	Lattice model	Seniority spread	0.25%
Preferred Stock (SEMG Pfd)	Lattice model	Illiquidity & seniority spread	1.86%
Private Investment (MTP Energy)	Discount to publicly traded units	Illiquidity discount	8.00%
Private Investment (TK NYS Solar)	Discounted cash flows model	Contracted weighted average
		cost of capital	6.50%
		Post-contracted weighted average
		cost of capital	8.50%

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

For the period from December 1, 2018 through February 28, 2019, the Funds estimated the allocation of investment income and return of capital for dividends and distributions received from investments within the Statements of Operations as follows:

	TYG	NTG	TTP	NDP	TPZ
Investment income	10%	8%	31%	27%	17%
Return of capital	90%	92%	69%	73%	83%

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

Tortoise	53

Notes to Financial Statements (unaudited) (continued)

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the federal income tax rate for corporations is 21%.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of February 28, 2019, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2015 through 2018

NTG — November 30, 2012 through 2018

TTP, NDP and TPZ — November 30, 2015 through 2018

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2018 were characterized as follows:

	TYG		NTG		TTP		NDP	TPZ*
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	84%	100%	47%	100%	3%	100%	—	5%
Ordinary dividend income	—	—	—	—	—	—	—	39%
Return of capital	16%	—	53%	—	97%	—	100%	—
Long-term capital gain	—	—	—	—	—	—	—	56%

*	For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

54	Tortoise

2019 1st Quarter Report | February 28, 2019

Notes to Financial Statements (unaudited) (continued)

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are deferred and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $6,953 related to the issuance of common stock were recorded to additional paid-in capital during the period ended February 28, 2019.

NTG:
Offering costs (excluding underwriter discounts and commissions) of $21,176 related to the issuance of common stock were recorded to additional paid-in capital during the period ended February 28, 2019. Deferred costs (excluding underwriter commissions) were reflected during the period ended February 28, 2019 for Series P Notes ($22,168), Series Q Notes ($16,626), Series R Notes ($14,409) and MRP G Shares ($24,385) that were issued in October 2018.

TTP:
Deferred costs (excluding underwriter commissions) were reflected during the period ended February 28, 2019 for Series H Notes ($46,368) and MRP B Shares ($84,017) that were issued in December 2018.

There were no offering or debt issuance costs recorded during the period ended February 28, 2019, for NDP or TPZ.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TYG, NTG, TTP and NDP seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates
In August 2018, the FASB issued ASU No. 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework which modifies the disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, early adoption is permitted. Management is currently evaluating this guidance to determine the impact on the financial statements.

Tortoise	55

Notes to Financial Statements (unaudited) (continued)

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of February 28, 2019 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

NTG — 0.95%.

TTP — 1.10%.

NDP — 1.10%.

TPZ — 0.95%.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six-month period following the date of issuance. NTG has agreed to similarly waive fees related to the proceeds received from a rights offering that occurred during July 2018.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

56	Tortoise

2019 1st Quarter Report | February 28, 2019

Notes to Financial Statements (unaudited) (continued)

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of February 28, 2019 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$16,417,239	$23,081,797
Capital loss carryforwards	9,897,080	5,743,765
AMT credit	—	1,413,172
Investment tax credit	10,356,225	—
Net unrealized loss on investment securities	—	—
	36,670,544	30,238,734
Deferred tax liabilities:
Basis reduction of investments	198,634,527	96,108,067
Net unrealized gains on investment securities	27,049,225	9,392,392
	225,683,752	105,500,459
Total net deferred tax liability	$189,013,208	$75,261,725

At February 28, 2019, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

During the period ending February 28, 2019, TYG received approximately $5,665,000 in Investment Tax Credits which can be used to offset current federal tax liability, if any. Any unused credits will be carried forward and available to use against a future tax liability.

Total income tax expense (benefit) for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment loss and net realized and unrealized gains (losses) on investments for the period ended February 28, 2019, as follows:

	TYG	NTG
Application of statutory income tax rate	$4,211,457	$4,877,442
State income taxes, net of federal tax effect	483,315	478,454
Permanent differences	420,431	317,224
Investment Tax Credit	(5,664,522)	—
Total income tax expense (benefit)	$(549,319)	$5,673,120

Total income taxes are being calculated by applying the federal rate plus a blended state income tax rate.

For the period ended February 28, 2019, the components of income tax expense for TYG and NTG include the following:

	TYG	NTG
Current tax expense (benefit)
Federal	$—	$(1,413,172)
Deferred tax expense (benefit)
Federal	(492,768)	6,453,258
State (net of federal tax effect)	(56,551)	633,034
Total deferred tax expense (benefit)	(549,319)	7,086,292
Total income tax expense (benefit), net	$(549,319)	$5,673,120

TYG acquired all of the net assets of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2018, TYG and NTG had net operating losses for federal income tax purposes of approximately $1,153,000 (from TYN) and $55,487,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2033 through 2037 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes.

The amount of deferred tax asset for net operating loss and capital loss carryforward at February 28, 2019 includes amounts for the period December 1, 2018 through February 28, 2019. As of November 30, 2018, NTG had $2,826,344 of AMT credits available, which may be utilized against future tax liabilities. AMT credit carryovers may be eligible for a partial refund in 2018, 2019 or 2020 and any remaining unused credit will be fully refundable in 2021. NTG is estimating an eligible refund in 2018 of approximately $1,400,000.

Tortoise	57

Notes to Financial Statements (unaudited) (continued)

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP	TPZ
Unrealized appreciation (depreciation)	$(37,410,381)		$(80,367,382)	$8,280,508
Capital loss carryforwards	(4,899,906)		(26,234,383)	—
Undistributed ordinary income	—		—	76,300
Other temporary differences	(303,857	)(1)	2	(13,629)
Accumulated earnings (deficit)	$(42,614,144)		$(106,601,763)	$8,343,179

(1)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092 and dividends payable.

As of November 30, 2018, TTP and NDP had long-term capital loss carryforwards of approximately $4,900,000 and $26,234,000 respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent future net capital gains are realized, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

As of February 28, 2019, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Tax cost of investments	$1,310,576,355	$1,150,614,027	$243,956,070	$231,038,825	$174,675,015
Gross unrealized appreciation of investments	$856,942,696	$414,629,689	$21,074,838	$2,007,555	$23,956,941
Gross unrealized depreciation of investments	(56,044,591)	(57,941,195)	(38,208,194)	(76,024,836)	(5,145,411)
Net unrealized appreciation (depreciation)
of investments	$800,898,105	$356,688,494	$(17,133,356)	$(74,017,281)	$18,811,530

58	Tortoise

2019 1st Quarter Report | February 28, 2019

Notes to Financial Statements (unaudited) (continued)

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at February 28, 2019.

TYG:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
SemGroup Corporation,
7.000%	Preferred Stock	6,277	01/19/18	$6,277,000	$5,107,334	0.4%
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	03/16/16	19,265,393	25,181,772	2.0
MTP Energy KMAA LLC	Private Investment	N/A	06/29/18	18,287,590	18,820,343	1.5
TK NYS Solar Holdco, LLC	Private Investment	N/A	08/18/17-2/28/19	57,342,684	17,277,203	1.4
				$101,122,667	$66,386,652	5.3%

NTG:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
SemGroup Corporation,
7.000%	Preferred Stock	3,763	01/19/18	$3,763,000	$3,061,797	0.3%
Targa Resources Corp.,
9.500%	Preferred Stock	12,252	03/16/16	10,848,405	14,179,937	1.6
				$14,611,405	$17,241,734	1.9%

TTP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
SemGroup Corporation,
7.000%	Preferred Stock	2,877	01/19/18	$2,877,000	$2,340,895	1.4%
Targa Resources Corp.,
9.500%	Preferred Stock	2,108	03/16/16	1,866,506	2,439,708	1.5
				$4,743,506	$4,780,603	2.9%

NDP:
						Fair Value
						as Percent
Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,	Preferred Stock	1,997	03/16/16	$1,768,223	$2,311,242	2.1%
9.500%

Tortoise	59

Notes to Financial Statements (unaudited) (continued)

TPZ:
						Fair Value
		Principal				as Percent
Investment Security	Investment Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Ascent Resources Utica
Holdings, LLC,
10.000%, 04/01/2022*	Corporate Bond	$1,302,000	08/27/18	$1,445,220	$1,402,905	1.0%
Ascent Resources Utica
Holdings, LLC,
7.000%, 11/01/2026*	Corporate Bond	$2,000,000	09/27/18	2,000,278	1,930,000	1.4
Blue Racer Midstream, LLC,
6.625%, 07/15/2026*	Corporate Bond	$5,900,000	6/18/18-02/05/19	5,936,250	6,018,000	4.3
Duquesne Light, Inc.,
6.400%, 09/15/2020*	Corporate Bond	$3,000,000	11/30/11	3,180,330	3,124,239	2.2
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,107,314	1.5
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	Corporate Bond	$1,500,000	07/08/10-01/04/11	1,551,220	1,538,019	1.1
Hess Infrastructure Partners,
5.625%, 02/15/2026*	Corporate Bond	$4,160,000	07/19/18-08/06/18	4,196,600	4,180,800	3.0
Midcontinent Express
Pipeline, LLC,
6.700%, 09/15/2019*	Corporate Bond	$2,000,000	09/09/09-03/02/10	2,061,010	2,004,850	1.4
NGPL PipeCo LLC,
4.875%, 08/15/2027*	Corporate Bond	$2,000,000	07/30/18	2,030,000	2,011,876	1.4
Pattern Energy Group Inc.,
5.875%, 02/01/2024*	Corporate Bond	$1,000,000	01/20/17-01/23/17	1,011,875	1,018,380	0.7
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	Corporate Bond	$1,261,364	09/17/12	1,444,830	1,216,622	0.9
Southern Star Central Corp.,
5.125%, 07/15/2022*	Corporate Bond	$3,000,000	06/17/14	3,041,250	2,970,000	2.1
Tallgrass Energy LP,
5.500%, 01/15/2028*	Corporate Bond	$3,250,000	09/24/18-02/06/19	3,261,250	3,241,875	2.3
SemGroup Corporation,
7.000%	Preferred Stock	2,120	01/19/18	2,120,000	1,724,956	1.2
Targa Resources Corp.,
9.500%	Preferred Stock	1,685	03/16/16	1,491,965	1,950,146	1.4
				$36,846,498	$36,439,982	25.9%

* Security is eligible for resale under Rule 144A under the 1933 Act.

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the period ended February 28, 2019 is as follows:

TYG:
						2/28/19		Net Change
	11/30/18	Gross	Gross	Realized	Distributions	Share	2/28/19	in Unrealized
Investment Security	Share Balance	Additions	Reductions	Gain/(Loss)	Received	Balance	Value	Depreciation
TK NYS Solar Holdco, LLC	N/A	$6,604,278	$ —	—	$ —	N/A	$17,277,203	$8,400,544

8. Investment Transactions

For the period ended February 28, 2019, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$161,201,141	$122,784,938	$9,685,398	$94,914,868	$11,550,742
Sales	$156,898,017	$120,378,022	$19,814,974	$114,402,778	$11,741,267

60	Tortoise

2019 1st Quarter Report | February 28, 2019

Notes to Financial Statements (unaudited) (continued)

9. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2019, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of February 28, 2019 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series CC	September 27, 2019	3.48%		Semi-Annual	$15,000,000	$15,235,942
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,090,905
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,481,424
Series LL	June 14, 2020	3.98	%(1)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,342,705
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,483,538
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	25,411,791
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	13,623,814
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	10,030,607
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,272,063
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,285,657
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	12,765,530
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,478,911
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	20,147,012
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	26,045,149
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	20,811,087
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	10,124,446
Series MM	June 14, 2025	4.03	%(2)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	29,886,633
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	10,140,380
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	30,091,462
Series PP	September 25, 2027	3.33%		Semi-Annual	25,000,000	25,103,930
					$380,000,000	$385,852,986

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from December 14, 2018 through March 13, 2019. The weighted-average interest rate for the period from December 1, 2018 through February 28, 2019 was 3.91%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from December 14, 2018 through March 13, 2019. The weighted-average interest rate for the period from December 1, 2018 through February 28, 2019 was 3.96%.

Tortoise	61

Notes to Financial Statements (unaudited) (continued)

NTG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series K	September 9, 2019	4.07	%(1)	Quarterly	$35,000,000	$35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	114,865,786
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	30,658,419
Series L	April 17, 2021	4.22	%(2)	Quarterly	20,000,000	20,000,000
Series M	April 17, 2021	3.06%		Semi-Annual	10,000,000	10,060,142
Series P	October 16, 2023	3.79%		Semi-Annual	20,000,000	20,681,227
Series N	December 13, 2024	3.18%		Semi-Annual	32,000,000	31,913,262
Series Q	October 16, 2025	3.97%		Semi-Annual	15,000,000	15,722,297
Series R	October 16, 2026	4.02%		Semi-Annual	13,000,000	13,697,394
Series O	December 13, 2027	3.47%		Semi-Annual	25,000,000	25,178,918
					$312,000,000	$317,777,445

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from December 10, 2018 through March 10, 2019. The weighted-average rate for the period from December 1, 2018 through February 28, 2019 was 4.02%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.45%. The current rate is effective for the period from January 17, 2019 through April 16, 2019. The weighted-average rate for the period from December 1, 2018 through February 28, 2019 was 4.05%.

TTP:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series F	December 12, 2020	3.01%		Semi-Annual	$6,000,000	$6,005,970
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	16,463,858
Series G	December 12, 2022	3.83	%(1)	Quarterly	6,000,000	6,000,000
Series H	December 13, 2024	3.97%		Semi-Annual	6,000,000	6,240,529
					$34,000,000	$34,710,357

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from December 12, 2018 to March 11, 2019. The weighted-average interest rate for the period from December 1, 2018 through February 28, 2019 was 3.77%.

On December 13, 2018, TTP issued $6,000,000 Series H Senior Notes which carry a fixed interest rate of 3.97% and mature on December 13, 2024.

TTP’s Series C Notes, with a notional amount of $6,000,000 and a fixed rate of 3.49%, matured and were paid in full on December 13, 2018.

10. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at February 28, 2019. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the 1940 Act, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At February 28, 2019, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

62	Tortoise

2019 1st Quarter Report | February 28, 2019

Notes to Financial Statements (unaudited) (continued)

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of February 28, 2019 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at February 28, 2019. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series D	December 17, 2021	4.01%	8,500,000	$85,000,000	$85,872,022
Series E	December 17, 2024	4.34%	8,000,000	80,000,000	82,498,537
			16,500,000	$165,000,000	$168,370,559

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 5,280,000 shares of MRP Stock outstanding at February 28, 2019. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series C	December 8, 2020	3.73%	200,000	$5,000,000	$5,012,436
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	40,665,025
Series G	October 16, 2023	4.39%	880,000	22,000,000	22,515,928
Series E	December 13, 2024	3.78%	1,600,000	40,000,000	39,869,016
Series F	December 13, 2027	4.07%	1,000,000	25,000,000	25,163,887
			5,280,000	$132,000,000	$133,226,292

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at February 28, 2019. On December 13, 2018, TTP issued 640,000 Series B Mandatory Redeemable Preferred Shares (aggregate liquidation preference $16,000,000) which carry a fixed interest rate of 4.57% and a mandatory redemption date of December 13, 2024. On December 13, 2018 TTP redeemed 640,000 shares (aggregate liquidation preference $16,000,000) of MRP A Stock. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated Fair
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Value
Series B	December 13, 2024	4.57%	640,000	$ 16,000,000	$ 16,624,647

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

Tortoise	63

Notes to Financial Statements (unaudited) (continued)

11. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2018 through February 28, 2019 as well as the principal balance and interest rate in effect at February 28, 2019 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
		The Bank	Bank of America,	The Bank of Nova	The Bank	The Bank
Lending syndicate agent	U.S. Bank, N.A.	of Nova Scotia	N.A.	Scotia	of Nova Scotia	of Nova Scotia
	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Secured,	Secured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit
Type of facility	facility	facility	facility	facility	facility	facility
Borrowing capacity	$130,000,000	$90,000,000	$120,000,000	$35,000,000	$80,000,000	$60,000,000
				364-day rolling	179-day rolling	179-day rolling
Maturity date	June 12, 2019	June 22, 2020	June 12, 2019	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%-0.25%(1)	0.15%(2)	0.15%-0.25%(3)	0.15%	0.20%(4)	0.20%(5)

For the period ended February 28, 2019
Average principal balance	$49,400,000	$60,200,000	$58,500,000	$13,000,000	$43,300,000	$53,200,000
Average interest rate	3.68%	3.69%	3.69%	3.61%	3.29%	3.29%

As of February 28, 2019:
Principal balance outstanding	$71,100,000	$63,000,000	$78,600,000	$11,800,000	$42,400,000	$53,800,000
Interest rate	3.69%	3.69%	3.69%	3.62%	3.29%	3.29%

(1)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $65,000,000 and 0.15% when the outstanding balance is at least $65,000,000, but below $91,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $91,000,000.
(2)	Non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.
(3)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $60,000,000 and 0.15% when the outstanding balance is at least $60,000,000, but below $84,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $84,000,000.
(4)	Non-usage fee is waived if the outstanding balance on the facility is at least $56,000,000.
(5)	Non-usage fee is waived if the outstanding balance on the facility is at least $42,000,000.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At February 28, 2019, each Fund was in compliance with credit facility terms.

12. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

64	Tortoise

2019 1st Quarter Report | February 28, 2019

Notes to Financial Statements (unaudited) (continued)

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period from December 1, 2018 through February 28, 2019 was $10,000,000 and $9,000,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at February 28, 2019:

				Gross Amounts Not Offset in the
				Statement of Assets & Liabilities
			Net Amounts of
		Gross Amounts	Assets Presented in
	Gross Amounts	Offset in the	the Statements
	of Recognized	Statements of	of Assets &	Financial	Cash Collateral
Description	Assets	Assets & Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$15,132	$—	$15,132	$—	$—	$15,132
TPZ: Interest Rate Swap Contracts	$77,323	$—	$77,323	$—	$—	$77,323

Written Call Options
Transactions in written option contracts for TYG, NTG, TTP and NDP for the period from December 1, 2018 through February 28, 2019 are as follows:

	TYG		NTG
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2018	39,884	$493,575	28,299	$350,544
Options written	38,214	799,811	26,642	492,074
Options closed*	—	—	—	—
Options exercised	(1,367)	(11,573)	(1,830)	(15,492)
Options expired	(55,267)	(781,387)	(37,142)	(526,913)
Options outstanding at February 28, 2019	21,464	$500,426	15,969	$300,213

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2018	5,539	$512,777	41,406	$2,406,989
Options written	17,762	1,025,440	154,372	4,329,796
Options closed*	(14,946)	(1,080,757)	(92,668)	(3,821,280)
Options exercised	(862)	(56,109)	(18,344)	(687,318)
Options expired	(288)	(16,982)	(13,619)	(521,166)
Options outstanding at February 28, 2019	7,205	$384,369	71,147	$1,707,021

*	The aggregate cost of closing written option contracts was $0 for TYG, $0 for NTG, $1,177,047 for TTP and $3,307,019 for NDP, resulting in net realized gain (loss) of $0, $0, $(96,290) and $514,262 for TYG, NTG, TTP and NDP, respectively.

Tortoise	65

Notes to Financial Statements (unaudited) (continued)

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at February 28, 2019:

	Assets/(Liabilities)
Derivatives not accounted for
as hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$15,132
TYG: Written equity call options	Options written, at fair value	$(307,605)
NTG: Written equity call options	Options written, at fair value	$(163,419)
TTP: Written equity call options	Options written, at fair value	$(121,046)
NDP: Written equity call options	Options written, at fair value	$(633,475)
TPZ: Interest rate swap contracts	Interest rate swap contracts	$77,323

The following table presents the effect of derivatives on the Statements of Operations for the period ended February 28, 2019:

			Net Unrealized
		Net Realized	Appreciation
Derivatives not accounted for	Location of Gains (Losses)	Gain (Loss) on	(Depreciation)
as hedging instruments under ASC 815	on Derivatives	Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$371	$(93,751)
TYG: Written equity call options	Options	$781,387	$621,088
NTG: Written equity call options	Options	$526,913	$439,712
TTP: Written equity call options	Options	$(79,308)	$(49,672)
NDP: Written equity call options	Options	$1,035,428	$(498,436)
TPZ: Interest rate swap contracts	Interest rate swaps	$24,273	$(51,307)

13. Basis For Consolidation

As of February 28, 2019, TYG has committed a total of $57,842,684 of equity funding to Tortoise Holdco II, LLC, a wholly-owned investment of TYG. Tortoise Holdco II, LLC wholly owns TK NYS Solar Holdco, LLC, which owns and operates renewable energy assets. TK NYS Solar Holdco, LLC acquired the commercial and industrial solar portfolio between August 2017 and February 2019. Fair value of TK NYS Solar Holdco, LLC is net of tax benefits.

TYG’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiary, Tortoise Holdco II, LLC. All inter-company transactions and balances have been eliminated.

14. Subsequent Events

TYG:
TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NTG:
NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TTP:
TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On March 29, 2019, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $12,874.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

66	Tortoise

2019 1st Quarter Report | February 28, 2019

Additional Information (unaudited)

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2018 through February 28, 2019, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$43,050	$37,200	$28,000	$27,000	$26,750

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the Securities and Exchange Commission (SEC).

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2018 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). Each Fund’s Form N-Q and Part F of Form N-PORT are available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise	67

Office of the Company
and of the Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise Midstream Energy Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Alexandra Herger
Independent

Jennifer Paquette
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com